EXECUTION VERSION

SEVENTH AMENDMENT dated as of July 28, 2022 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 28, 2014 (as heretofore amended, the “Existing Credit Agreement”; and, as amended hereby, the “Amended Credit Agreement”), among MARATHON OIL CORPORATION, a Delaware corporation, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent.
WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended (a) to extend the Termination Date to be the fifth anniversary of the Seventh Amendment Effective Date (as defined below) (and to disregard such extension for the purpose of the limit on the number of times an extension may be requested under Section 2.18 of the Credit Agreement), (b) to decrease the aggregate amount of the Commitments outstanding immediately after giving effect to this Amendment to $2,500,000,000 and (c) to effect certain other amendments to the Existing Credit Agreement as set forth herein, including updates with respect to the benchmark replacement provisions;
WHEREAS, the Lenders party hereto, the Administrative Agent, the Swingline Lender and each Issuing Bank are willing to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein; and
WHEREAS, each of JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., RBC Capital Markets1, Sumitomo Mitsui Banking Corporation, The Bank of Nova Scotia, Houston Branch and TD Securities (USA) LLC has been appointed to act as joint lead arrangers and joint bookrunners for this Amendment (in such capacities, the “Amendment Arrangers”).
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Existing Credit Agreement or the Amended Credit Agreement, as the context requires. The Existing Credit Agreement and the Amended Credit Agreement are sometimes collectively referred to as the “Credit Agreement”.
SECTION 2. Termination Date Extension. Each Person listed on the Commitment Schedule attached hereto (collectively, the “Lenders”), the Swingline Lender and each Issuing Bank agrees that, on and as of the Seventh Amendment Effective Date, the Termination Date shall be July 28, 2027 (or, if such date is not a Business Day, the next preceding Business Day). It is agreed that the extension of the Termination Date effected
1 RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.
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hereby shall not reduce the number of occasions on which the Borrower may further extend the Termination Date in accordance with the terms and conditions of Section 2.18 of the Credit Agreement.
SECTION 3. Concerning Commitments. (a) On the terms set forth herein and in the Amended Credit Agreement, and subject to the conditions set forth herein, each Lender agrees that, on and as of the Seventh Amendment Effective Date, such Lender shall have a Commitment in an amount set forth opposite its name on the Commitment Schedule attached hereto and shall be entitled to all the rights of, and be bound by all of the obligations of, Lenders under, and as defined in, the Amended Credit Agreement.
(b) Each party hereto acknowledges and agrees that, on the Seventh Amendment Effective Date, the Percentages of the Lenders shall automatically be redetermined to give effect to the Commitment Schedule attached hereto. Without limiting the foregoing, each Lender acknowledges and agrees that, on the Seventh Amendment Effective Date and without any further action on the part of any Person, each Issuing Bank shall be deemed to have granted to such Lender, and such Lender shall have acquired from such Issuing Bank, a participation in each Letter of Credit (and the related Letter of Credit Liabilities) issued by such Issuing Bank and outstanding on the Seventh Amendment Effective Date equal to such Lender’s Percentage (as so automatically redetermined on the Seventh Amendment Effective Date) thereof.
(c) Each party hereto acknowledges and agrees that, on and as of Seventh Amendment Effective Date, (i) the Commitment Schedule attached hereto sets forth all the Commitments of all the Lenders (and no Person whose name does not appear on the Commitment Schedule attached hereto shall have, or shall be deemed to have, as of the Seventh Amendment Effective Date, a Commitment under the Amended Credit Agreement), (ii) no Person constitutes an Issuing Bank other than the Persons set forth in the definition of the term Issuing Bank as defined in the Amended Credit Agreement (and, for the avoidance of doubt, (x) SMBC agrees that, on and as of the Seventh Amendment Effective Date, it shall be an Issuing Bank under the Amended Credit Agreement and shall be entitled to all of the rights of, and be bound by all of the obligations of, an Issuing Bank under the Amended Credit Agreement and (y) Citibank, N.A. has ceased to be an Issuing Bank) and (iii) the Letter of Credit Commitment as to each Person set forth in the definition of the term Issuing Bank (as defined in the Amended Credit Agreement) is as set forth in the definition of the Letter of Credit Commitment (as defined in the Amended Credit).
SECTION 4. Amendments to the Credit Agreement. Effective as of the Seventh Amendment Effective Date:
(a) the Existing Credit Agreement (excluding, except as set forth below, the Schedules and Exhibits thereto, each of which shall remain as in effect immediately prior to the Seventh Amendment Effective Date) is hereby amended in its entirety to be in the form of Annex I attached hereto;
(b) the Commitment Schedule is hereby amended and restated in its entirety to be in the form of the Commitment Schedule attached hereto;
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(c) the Pricing Schedule is hereby amended and restated in its entirety to be in the form of the Pricing Schedule attached hereto; and
(d) Exhibit A to the Credit Agreement is hereby amended and restated in its entirety to be in the form of Exhibit A attached hereto.
SECTION 5. Representations and Warranties. The Borrower represents and warrants to the Lenders that:
(a) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action. This Amendment constitutes a valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) On and as of the Seventh Amendment Effective Date, after giving effect to this Amendment, the representations and warranties of the Borrower set forth in Article 4 of the Amended Credit Agreement (and treating all references therein to “this Agreement” as references to “each of this Agreement and the Seventh Amendment”) are true in all material respects (except to the extent (i) any such representations or warranties are expressly limited to an earlier date, in which case such representations and warranties continue to be true and correct in all material respects as of such specified earlier date or (ii) such representations or warranties are qualified by a materiality standard, in which case such representations and warranties are true in all respects).
(c) On and as of the Seventh Amendment Effective Date, before and after giving effect to this Amendment, no Default has occurred and is continuing.
SECTION 6. Effectiveness. This Amendment shall become effective as of the first date (the “ Seventh Amendment Effective Date”) on which:
(a) the Administrative Agent shall have executed this Amendment and shall have received from the Borrower, the Swingline Lender, each Issuing Bank (as defined in the Amended Credit Agreement) and each Lender (and which Lenders shall constitute the Required Lenders under the Existing Credit Agreement) either (i) a counterpart of this Amendment signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which, subject to Section 9.09 of the Amended Credit Agreement, may include Electronic Signatures transmitted by emailed .pdf or other any other electronic means that reproduces an image of an actual executed signature page) that such party has signed a counterpart of this Amendment;
(b) the Administrative Agent shall have received all documents the Administrative Agent may reasonably request relating to the existence of the Borrower and the corporate authority for and the authorization of this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent;
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(c) the Administrative Agent shall have received an opinion of White & Case LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent;
(d) the Administrative Agent shall have received a certificate, dated the Seventh Amendment Effective Date, of a financial officer of the Borrower confirming the accuracy of the representations and warranties set forth in Section 5 of this Amendment;
(e) the Borrower shall have paid to the Administrative Agent, for the account of each Lender, the fees required to be paid on the Seventh Amendment Effective Date pursuant to any fee letter separately agreed by the Borrower with the Amendment Arrangers in connection with this Amendment;
(f) the Borrower shall have paid to the Amendment Arrangers, for their own accounts, all fees required to be paid by it on or before the Seventh Amendment Effective Date in the amounts heretofore mutually agreed;
(g) immediately prior to the Seventh Amendment Effective Date, no Revolving Borrowings shall be outstanding, and substantially concurrently with the occurrence of the Seventh Amendment Effective Date, all fees accrued under the Existing Credit Agreement shall be paid; and
(h) each Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent the Borrower has received such Lender’s request therefor at least three Business Days prior to the Seventh Amendment Effective Date.
The Administrative Agent shall notify the Borrower and the Lenders of the Seventh Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 7. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Swingline Lender, the Issuing Banks or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.
(b) On and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Amended Credit Agreement.
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(c) It is agreed that the Amendment Arrangers and their respective Related Parties shall be entitled to the benefits of Sections  9.03(b) of the Credit Agreement with respect to the arrangement of this Amendment, the preparation, execution and delivery of this Amendment and other matters relating to or arising out of this Amendment to the same extent as the Administrative Agent and its Related Parties are entitled to the benefits of such Sections, including the limitations and exclusions set forth therein, in respect of the preparation of the Credit Agreement or other matters relating to or arising out of the Credit Agreement.
SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by fax, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
[Remainder of page intentionally left blank.]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.
MARATHON OIL CORPORATION,

By:        /s/ James C. Sandoval
    Name:    James C. Sandoval
    Title:    Vice President & Treasurer

[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
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JPMORGAN CHASE BANK, N.A., individually and as the Swingline Lender, an Issuing Bank and the Administrative Agent,

By:        /s/ Sofia Barrera Jaime
    Name:    Sofia Barrera Jaime
    Title:    Vice President

[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
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LENDER SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION
Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
MIZUHO BANK LTD.

By:        /s/ Edward Sacks
    Name:    Edward Sacks
    Title:    Authorized Signatory
[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
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LENDER SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION
Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
Morgan Stanley Bank, N.A.

By:        /s/ Michael King
    Name:    Michael King
    Title:    Authorized Signatory
[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
[[5863897]]

LENDER SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION
Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
ROYAL BANK OF CANADA

By:        /s/ Emilee Scott
    Name:    Emilee Scott
    Title:    Authorized Signatory
[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
[[5863897]]

LENDER SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION
Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
Sumitomo Mitsui Banking Corporation

By:        /s/ Jeffrey Cobb
    Name:    Jeffrey Cobb
    Title:    Director
[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
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LENDER SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION
Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
The Bank of Nova Scotia,
Houston Branch

By:        /s/ Joe Lattanzi
    Name:    Joe Lattanzi
    Title:    Managing Director

[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
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SEVENTH AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION
The Toronto-Dominion Bank, New York Branch, as a Lender and as an Issuing Bank

By:        /s/ Brian MacFarlane
    Name:    Brian MacFarlane
    Title:    Authorized Signatory

[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
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LENDER SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION
Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH

By:        /s/ Trudy Nelson
    Name:    Trudy Nelson
    Title:    Authorized Signatory
For any Lender requiring a second signature block:

By:        /s/ Scott W. Danvers
    Name:    Scott W. Danvers
    Title:    Authorized Signatory
[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
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LENDER SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION
Citibank, N.A. as a Lender:

By:        /s/ Cathy Shepherd
    Name:    Cathy Shepherd
    Title:    Vice President
[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
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LENDER SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION
Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
GOLDMAN SACHS BANK USA

By:        /s/ Andrew B. Vernon
    Name:    Andrew B. Vernon
    Title:    Authorized Signatory
[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
[[5863897]]

LENDER SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION
Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
MUFG Bank, LTD.,

By:        /s/ Anastasiya Bykov
    Name:    Anastasiya Bykov
    Title:    Authorized Signatory
[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
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LENDER SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION
PNC BANK, NATIONAL ASSOCIATION, as a Lender:

By:        /s/ Kyle T. Helfrich
    Name:    Kyle T. Helfrich
    Title:    Senior Vice President
[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
[[5863897]]

LENDER SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION
Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
TRUIST BANK

By:        /s/ Benjamin L. Brown
    Name:    Benjamin L. Brown
    Title:    Director
[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
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LENDER SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION
U.S. Bank National Association, as a Lender:

By:        /s/ John Prigge
    Name:    John Prigge
    Title:    Senior Vice President
[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
[[5863897]]

LENDER SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION
Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
Wells Fargo Bank, N.A.

By:        /s/ Edward Pak
    Name:    Edward Pak
    Title:    Director
[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
[[5863897]]

LENDER SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION
Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
FIFTH THIRD BANK, NATIONAL ASSOCIATION

By:        /s/ Jonathan H Lee
    Name:    Jonathan H Lee
    Title:    Managing Director
[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
[[5863897]]

LENDER SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION
Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
STANDARD CHARTERED BANK

By:        /s/ Kristopher Tracy
    Name:    Kristopher Tracy
    Title:    Director, Financing Solutions
[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
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LENDER SIGNATURE PAGE TO
SEVENTH AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION
Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
THE BANK OF NEW YORK MELLON

By:        /s/ Yipeng Zhang
    Name:    Yipeng Zhang
    Title:    Vice President

[Seventh Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]
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ANNEX I
Amended Credit Agreement
[See attached.]

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ANNEX I

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of May 28, 2014,

among
MARATHON OIL CORPORATION,
The LENDERS Party Hereto

and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
________________________________
JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD.,
MORGAN STANLEY SENIOR FUNDING, INC.,
RBC CAPITAL MARKETS2, SUMITOMO MITSUI BANKING CORPORATION, THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
and
TD SECURITIES (USA) LLC,
as Joint Lead Arrangers and Joint Bookrunners

MIZUHO BANK, LTD.,

as Syndication Agent

MORGAN STANLEY SENIOR FUNDING, INC.,
RBC CAPITAL MARKETS, SUMITOMO MITSUI BANKING CORPORATION, THE BANK OF NOVA SCOTIA, HOUSTON BRANCH
and
TD SECURITIES (USA) LLC,
as Co-Documentation Agents

[CS&M Ref. No. 6702-041]

2 RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.
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SCHEDULES:
Pricing Schedule
Commitment Schedule
Schedule 5.06 – Existing Subsidiary Indebtedness

Exhibit A    -    Form of Assignment and Assumption
Exhibit B    -    Form of U.S. Tax Certificate
Exhibit C    -    Form of Promissory Note

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AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 28, 2014, among MARATHON OIL CORPORATION, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent.
The parties hereto agree as follows:
ARTICLE 1

Definitions
SECTION 1.01.    Definitions. The following terms, as used herein, have the following meanings:
“Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR plus (b) 0.10%; provided that if the Adjusted Daily Simple SOFR as so determined would be less than zero, such rate shall be deemed to be zero.
“Adjusted Term SOFR” means, for any Interest Period, an interest rate per annum equal to (a) the Term SOFR for such Interest Period plus (b) 0.10%; provided that if the Adjusted Term SOFR as so determined would be less than zero, such rate shall be deemed to be zero.
“Administrative Agent” means JPMorgan, in its capacity as administrative agent under this Agreement, and its successors in such capacity.
“Administrative Questionnaire” means, with respect to each Lender, an administrative questionnaire in the form prepared by the Administrative Agent, completed by such Lender and returned to the Administrative Agent (with a copy to the Borrower).
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls or is Controlled by or is under common Control with the Person specified. For purposes of this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Agreement” means this Amended and Restated Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time, including pursuant to any Incremental Commitments Supplement.
“Ancillary Document” has the meaning specified in Section 9.09(c).
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“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arrangers” means JPMorgan, Mizuho, Morgan Stanley Senior Funding, Inc., RBC Capital Markets, SMBC, Scotia Bank and TD Securities (USA) LLC, in their capacities as joint lead arrangers and joint bookrunners for the credit facility provided under this Agreement.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee, with the consent of any Person whose consent is required by Section 9.06, and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.
“Attributable Debt” means, with respect to any sale and leaseback transaction entered into pursuant to Section 5.04(c) as of any date of determination, the present value (discounted at the rate set forth or implicit in the terms of the lease included in such sale and leaseback transaction) of the total obligations of the lessee for rental payments (other than amounts required to be paid on account of taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items that do not constitute payments for property rights) during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended). In the case of any lease that is terminable by the lessee upon payment of a penalty, the Attributable Debt shall be the lesser of the Attributable Debt determined assuming termination on the first date such lease may be terminated (in which case the Attributable Debt shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or the Attributable Debt determined assuming no such termination.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then removed from the definition of “Interest Period” pursuant to Section 8.01(b)(iv).
“Backstopped Letter of Credit” has the meaning specified in Section 2.04(b).
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“Bail-In Action” means, as to any Affected Financial Institution, the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of such Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their Affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bankruptcy Event” means, with respect to any Person, that such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority, so long as such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
“Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1.00% per annum and (c) the Adjusted Term SOFR Rate for a one-month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1.00% per annum. For purposes of clause (c) above, the Adjusted Term SOFR on any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology); provided that (i) if such rate shall be less than zero, such rate shall be deemed to be zero and (ii) if such rate shall not be determinable, such rate shall be deemed to be zero. Any change in the Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR, respectively.
“Base Rate Borrowing” means any Borrowing comprised of Base Rate Loans.
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“Base Rate Loan” means a Loan that bears interest at a rate determined on the basis of the Base Rate in accordance with this Agreement.
“Base Rate Margin” has the meaning specified in the Pricing Schedule.
“Base Rate Revolving Loan” means a Revolving Loan that is a Base Rate Loan.
“Base Rate Swingline Loan” means a Swingline Loan that is a Base Rate Loan.
“Benchmark” means, initially, Term SOFR; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Sections 8.01(b).
“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:
(1) the Adjusted Daily Simple SOFR; and
(2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment.
If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (b) any evolving or then-prevailing market convention for determining a spread
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adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time in the United States.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term SOFR Loan, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Business Day”, the definition of “Interest Period”, the definition of “U.S. Government Securities Business Day”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides, in consultation with the Borrower, may be appropriate to reflect the adoption and implementation of the applicable Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement), provided that such changes shall, unless otherwise consented by the Borrower, be consistent with the corresponding changes made or being made by the Administrative Agent in other dollar-denominated syndicated credit facilities for which it acts as the administrative agent.
“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:
(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event”, the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(2) in the case of clause (3) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark
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Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:
(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clause (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder in
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accordance with Section 8.01(b) and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder in accordance with Section 8.01(b).
“Benefit Plan” means (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“Borrower” means Marathon Oil Corporation, a Delaware corporation, and its successors in accordance with Section 5.02.
“Borrower’s 2021 Form 10-K” means the Borrower’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC pursuant to the Exchange Act.
“Borrower’s Q1 2022 Form 10-Q” means the Borrower’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2022, as filed with the SEC pursuant to the Exchange Act.
“Borrowing” means (a) Revolving Loans of the same Type made, converted or continued on the same date and, in the case of Term SOFR Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.
“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Daily Simple SOFR Loan or a Term SOFR Loan and any interest rate settings, fundings, disbursements, settlements or payments of any such Loan, or any other dealings in respect of any Loans referencing the Adjusted Daily Simple SOFR or the Adjusted Term SOFR, the term “Business Day” shall also exclude any day that is not a U.S. Government Securities Business Day.
“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations, subject to Section 1.03, are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall, subject to Section 1.03, be the capitalized amount thereof determined in accordance with GAAP.
“Change in Law” means the occurrence, after the Effective Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty by any Governmental Authority, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any rule, request, guideline or directive (whether or not having the force of law) of any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform
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and Consumer Protection Act and all rules, requests, guidelines or directives thereunder or issued in connection therewith and (ii) all rules, requests, guidelines or directives concerning capital adequacy or liquidity promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” to the extent enacted, adopted, promulgated or issued by any Governmental Authority or otherwise having the force of law, regardless of the date so enacted, adopted, promulgated or issued.
“Change of Control” has the meaning specified in Section 2.16.
“Charges” has the meaning specified in Section 9.14.
“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).
“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.
“Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Outstanding Amount hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.11, (b) increased from time to time pursuant to Section 2.17 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.06(b). The amount of each Lender’s Commitment as of the Seventh Amendment Effective Date is set forth on the Commitment Schedule, as amended by the Seventh Amendment, and, in the case of any Lender that acquires its Commitment after the Seventh Amendment Effective Date, the initial amount of each such Lender’s Commitment is set forth in the Assignment and Assumption or the Incremental Commitments Supplement pursuant to which such Lender shall have acquired its Commitment, as applicable. The aggregate amount of the Commitments as of the Seventh Amendment Effective Date is $2,500,000,000.
“Commitment Fee Rate” has the meaning specified in the Pricing Schedule.
“Commitment Schedule” means the Commitment Schedule attached hereto (for the avoidance of doubt, as amended and restated by the Seventh Amendment).
“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower or the Administrative Agent pursuant to this Agreement or the transactions contemplated herein that is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to Section 9.01, including through the Platform.
“Consenting Lender” has the meaning specified in Section 2.18.
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“Consolidated Capitalization” means, at any time, the sum of Consolidated Shareholders’ Equity of the Borrower and Consolidated Total Indebtedness.
“Consolidated Net Tangible Assets” means the aggregate value of all assets of the Borrower and its Subsidiaries on a consolidated basis after deducting therefrom (a) all current liabilities (excluding all long-term debt due within one year), (b) all investments in unconsolidated entities and all investments accounted for under the equity method and (c) all goodwill, patents and trademarks, unamortized debt discount and other intangibles, all determined in conformity with GAAP.
“Consolidated Shareholders’ Equity” means, at any time, (a) with respect to the Borrower, (i) the consolidated total shareholders’ equity of the Borrower, determined in conformity with GAAP, plus (ii) the absolute cumulative amount by which such consolidated total shareholders’ equity shall have been reduced as a result of (A) the non-cash impairment charge recognized by the Borrower in the first quarter of 2017 in respect of its Canadian oil mining business and certain related assets (it being acknowledged that the amount of such charge is $4,831,922,571) and (B) any non-cash impairment charge in respect of oil and gas assets recognized by the Borrower from time to time after September 30, 2020 and (b) with respect to any other Person, the consolidated total shareholders’ equity of such Person, determined in conformity with GAAP.
“Consolidated Total Indebtedness” means the total Indebtedness of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Credit Event” has the meaning specified in Section 3.02.
“Credit Exposure” means, with respect to any Lender at any time, (a) the amount of its Commitment (whether used or unused) at such time or (b) if the Commitments have terminated in their entirety, such Lender’s Outstanding Amount at such time. For purposes of this definition, the Swingline Liabilities of any Lender that is the Swingline Lender shall be deemed to exclude that portion of its Swingline Liabilities that exceeds its Percentage of the aggregate principal amount of all outstanding Swingline Loans, but adjusted to give effect to any reallocation under Section 2.19 of the Swingline Liabilities of Defaulting Lenders in effect at the time of determination.
“Credit Party” means the Administrative Agent, any Issuing Bank, the Swingline Lender or any other Lender.
“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day that is five U.S. Government Securities Business Day prior to (a) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (b) if such SOFR Rate Day is not a U.S. Government Securities
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Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website.
“Daily Simple SOFR Borrowing” means any Borrowing comprised of Daily Simple SOFR Loans.
“Daily Simple SOFR Loan” means a Loan that bears interest at a rate determined on the basis of the Adjusted Daily Simple SOFR in accordance with this Agreement.
“Declining Lender” has the meaning specified in Section 2.18.
“Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.
“Defaulting Lender” means any Lender that (a) has failed, within three Business Days of the date required to be funded or paid, to (i) fund any portion of its Revolving Loans, unless such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless (in the case of this clause (iii)) such Lender notifies the Administrative Agent in writing that such failure is the result of a good faith dispute with respect to the requirement to pay such amount, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after written request by the Borrower, the Administrative Agent, an Issuing Bank or the Swingline Lender, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations to fund prospective Revolving Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon the receipt by the Borrower, the Administrative Agent, the applicable Issuing Bank or the Swingline Lender, as the case may be, of such certification (with a copy to the Administrative Agent if the Administrative Agent shall not have been the requesting party), (d) has become the subject of a Bankruptcy Event or (e) has, or has a parent company that has, become the subject of a Bail-In Action.
“Documentation Agents” means Morgan Stanley Senior Funding, Inc., RBC Capital Markets, Sumitomo Mitsui Banking Corporation, The Bank of Nova Scotia,
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Houston Branch and TD Securities (USA) LLC, in their capacities as co-documentation agents in connection with the credit facility provided under this Agreement.
“dollars” or “$” refers to lawful money of the United States of America.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” means May 28, 2014.
“Electronic Signature” means an electronic signature, sound, symbol or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
“Eligible Assignee” means (a) any Lender, (b) any Affiliate of any Lender, (c) any Approved Fund and (d) any other Person, other than, in each case, (i) the Borrower (or any of its Subsidiaries or other Affiliates), (ii) a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) or (iii) a Defaulting Lender, an Affiliate of a Defaulting Lender or a Person that would be a Defaulting Lender upon effectiveness of the applicable assignment.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute as amended from time to time, and the regulations promulgated and rulings thereunder.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or 414(c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.
“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived), (b) any failure to meet the “minimum funding standards” (as defined in Section 412 of the Code or Section 302(a) of ERISA) with respect to any Plan, whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum
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funding standard with respect to any Plan, (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan, (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be insolvent within the meaning of Title IV of ERISA.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Events of Default” has the meaning specified in Section 6.01.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be deducted or withheld from a payment to or for the account of a Recipient: (a) franchise Taxes or Taxes imposed on (or measured by) net income (however denominated) or net profits, in each case, imposed by the United States of America (or any state or political subdivision thereof), or by the jurisdiction under the laws of which such Recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits Taxes imposed by the United States of America or any similar Taxes imposed by any other jurisdiction described in clause (a) above, (c) in the case of any Lender (other than an assignee pursuant to a request by the Borrower under Section 8.06(b)), any U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to any law in effect on the date such Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such Taxes pursuant to Section 8.05(a), (d) Taxes attributable to such Recipient’s failure to comply with Section 8.05(f) or 8.05(g), (e) any U.S. Federal withholding Taxes imposed under FATCA and (f) Other Connection Taxes.
“Existing Borrowings” has the meaning specified in Section 2.17.
“Existing Letter of Credit” means (a) any letter of credit outstanding hereunder prior to the Seventh Amendment Effective Date and (b) any other letter of credit that is issued by any Issuing Bank for the account of the Borrower or any Subsidiary and, subject to compliance with the requirements set forth in Section 2.04 as to the maximum
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Letter of Credit Liabilities and expiration of Letters of Credit, is designated as an “Existing Letter of Credit” by written notice thereof by the Borrower and such Issuing Bank to the Administrative Agent (which notice shall contain a representation and warranty by the Borrower as of the date thereof that the conditions precedent set forth in Section 3.02 shall be satisfied immediately after giving effect to such designation).
“Existing Termination Date” has the meaning specified in Section 2.18.
“FATCA” means Sections 1471 through 1474 of the Code, as of the Effective Date (or any amended or successor version of such provisions that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement.
“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depository institutions, as determined in such manner as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that if such rate shall be less than zero, such rate shall be deemed to be zero.
“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America.
“Fifth Amendment Effective Date” means December 4, 2020.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to any applicable Benchmark.
“Fund” means any Person (other than a natural person or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“GAAP” means, subject to Section 1.03, generally accepted accounting principles in the United States of America as in effect from time to time.
“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
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“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The amount, as of any date of determination, of any Guarantee shall be the principal amount outstanding on such date of the Indebtedness guaranteed thereby (or, in the case of any Guarantee the terms of which limit the monetary exposure of the guarantor, the maximum monetary exposure as of such date of the guarantor under such Guarantee, as determined pursuant to such terms).
“Increase Effective Date” has the meaning specified in Section 2.17.
“Increasing Lender” has the meaning specified in Section 2.17.
“Incremental Commitments Supplement” has the meaning specified in Section 2.17.
“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (excluding accounts payable incurred in the ordinary course of business), (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) accounts payable and accrued liabilities incurred in the ordinary course of business, (ii) deferred compensation payable to directors, officers or employees, (iii) any purchase price adjustment or earnout incurred in connection with an acquisition, except to the extent that the amount payable pursuant to such purchase price adjustment or earnout is not paid within 30 days of becoming fixed and determined, and (iv) amounts which are being contested in good faith and for which reserves in conformity with GAAP have been provided), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, provided that if such Person has not assumed such Indebtedness, the amount of Indebtedness under this clause (e) shall be the lesser of (i) the principal amount of such Indebtedness and (ii) the fair market value of such property, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of (i) all letters of credit or letters of guaranty issued to support Indebtedness of
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any Person and (ii) other drawn letters of credit and letters of guaranty that have been called upon and (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is legally liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The Indebtedness of any Person shall not include endorsements of checks, bills of exchange and other instruments for deposit or collection in the ordinary course of business.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of the Borrower hereunder and (b) to the extent not otherwise described in clause (a) of this definition, Other Taxes.
“Indemnitee” has the meaning specified in Section 9.03(b).
“Interest Period” means, with respect to each Term SOFR Borrowing, the period commencing on the date of such Term SOFR Borrowing as specified in the applicable Notice of Revolving Borrowing or the applicable Notice of Interest Rate Election and ending one, three or six months thereafter, as the Borrower may elect in such notice; provided that (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such succeeding Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period which begins on the last Business Day in a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Business Day in a calendar month and (c) no Interest Period shall end after the Termination Date. For purposes of this definition, the date of a Term SOFR Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
“Issuing Bank” means (a) each of JPMorgan, Mizuho, Morgan Stanley, RBC, SMBC, Scotia Bank and TD and (b) any other Lender designated by the Borrower that may agree to issue Letters of Credit hereunder pursuant to an instrument in form reasonably satisfactory to the Administrative Agent, each in its capacity as an issuer of a Letter of Credit hereunder, in each case other than any such Issuing Bank that ceases to be such pursuant to Section 2.04(g). Each Issuing Bank may arrange for one or more Letters of Credit to be issued by branches or Affiliates of such Issuing Bank (subject to the consent of the Borrower in the case of any branch or Affiliate that is not a U.S. Person), in which case the term “Issuing Bank” shall, for all purposes of this Agreement, include any such branch or Affiliate with respect to Letters of Credit issued by such branch or Affiliate (it being agreed that such Issuing Bank shall, and shall cause such branch or Affiliate to, comply with all obligations of an Issuing Bank under this Agreement); provided that, for purposes of the definition of “Excluded Taxes”, such branch or Affiliate shall be deemed to have become a party to this Agreement on the date such branch or Affiliate issues a Letter of Credit.
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“JPMorgan” has the meaning specified in the preamble hereto.
“Lender” means each Person listed on the Commitment Schedule and each other Person that shall have become a Lender pursuant to Section 2.17 or 9.06(b), other than any such Person that has ceased to be a Lender as a result of one or more assignments pursuant to Section 9.06(b). Unless the context requires otherwise, the term “Lenders” shall include the Swingline Lender.
“Lender-Related Person” means the Administrative Agent (and any sub-agent thereof), each Arranger, each Issuing Bank, each Lender and their respective Related Parties.
“Letter of Credit” means each Existing Letter of Credit and any other letter of credit issued hereunder by an Issuing Bank.
“Letter of Credit Commitment” means (a) as to each of JPMorgan, Mizuho, Morgan Stanley, RBC, SMBC, Scotia Bank and TD, $36,000,000, and (b) as to each other Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit pursuant to Section 2.04 as set forth in the instrument under which such Issuing Bank became an Issuing Bank.
“Letter of Credit Disbursement” means a payment made by an Issuing Bank in respect of a draw under a Letter of Credit issued by such Issuing Bank.
“Letter of Credit Liabilities” means, at any time, the sum of (a) the aggregate amount of Letter of Credit Disbursements that have not been reimbursed by or on behalf of the Borrower at such time and (b) the aggregate amount available for drawing under all outstanding Letters of Credit at such time. The Letter of Credit Liabilities of any Lender at any time shall be its Percentage of the total amount of the Letter of Credit Liabilities at such time, adjusted to give effect to any reallocation under Section 2.19 of the Letter of Credit Liabilities of Defaulting Lenders in effect at such time.
“Letter of Credit Termination Date” means the fifth Business Day prior to the Termination Date.
“Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities.
“Loan” means a Revolving Loan or a Swingline Loan.
“Marathon Oil Company” means Marathon Oil Company, an Ohio corporation and a Subsidiary of the Borrower.
“Material Adverse Change” means any event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.
“Material Adverse Effect” means a material adverse effect on (a) the business, operations, property or financial condition of the Borrower and its Subsidiaries,
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taken as a whole, (b) the ability of the Borrower to perform its payment obligations under this Agreement or (c) the rights and remedies of the Administrative Agent and the Lenders hereunder.
“Material Indebtedness” means Indebtedness (other than the Loans), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount of $150,000,000 or more. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or its Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.
“Maximum Rate” has the meaning specified in Section 9.14.
“Mizuho” means Mizuho Bank, Ltd.
“MNPI” means material information concerning the Borrower, any Subsidiary or any Affiliate of any of the foregoing or their securities that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act and the Exchange Act. For purposes of this definition, “material information” means information concerning the Borrower, the Subsidiaries or any Affiliate of any of the foregoing, or any of their securities, that could reasonably be expected to be material for purposes of the United States federal and state securities laws.
“Money Market Rate” means, for any day, (a) the “ASK” rate for Federal funds appearing on the applicable Reuters screen (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such screen, as determined by the Swingline Lender from time to time for purposes of providing quotations of the offer rates applicable to Federal funds for a term of one Business Day) at the time reviewed by the Swingline Lender; provided that if such rate shall be less than zero, then such rate shall be deemed to be zero, or (b) if the rate referred to in clause (a) above is not available at such time for any reason, then the Base Rate for such day. The Borrower understands and agrees that the rate quoted from such applicable Reuters screen (or by any successor to or substitute for such service) is a real-time rate that changes from time to time. The rate quoted by the Swingline Lender and used for the purpose of setting the interest rate for any Swingline Loan bearing interest at the Money Market Rate will be the rate on the screen of the Swingline Lender at the time of setting the rate and without giving effect to any changes thereto after such time or to any average or composite of such rates for that day.
“Money Market Rate Loan” means a Swingline Loan that bears interest at a rate determined on the basis of the Money Market Rate in accordance with this Agreement.
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“Moody’s” means Moody’s Investors Service, Inc., or any successor to the rating agency business thereof.
“Morgan Stanley” means Morgan Stanley Bank, N.A.
“Mortgage” has the meaning specified in Section 5.03.
“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
“Non-Defaulting Lender” means, at any time, any Lender that is not a Defaulting Lender at such time.
“Non-U.S. Lender” means a Lender that is not a U.S. Person.
“Notice of Interest Rate Election” has the meaning specified in Section 2.09(b).
“Notice of LC Credit Event” has the meaning specified in Section 2.04(b).
“Notice of Revolving Borrowing” has the meaning specified in Section 2.02.
“Notice of Swingline Borrowing” has the meaning specified in Section 2.03(b).
“NYFRB” means the Federal Reserve Bank of New York.
“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or, for any day that is not a Business Day, on the immediately preceding Business Day); provided that if none of such rates are published for any day, the term “NYFRB Rate” shall mean the rate for a federal funds transaction quoted at 11:00 a.m., New York City time, on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided further that if any of the aforesaid rates as so determined shall be less than zero, such rate shall be deemed to be zero.
“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, or enforced, this Agreement, or sold or assigned an interest in this Agreement).
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“Other Taxes” means any present or future stamp, court, documentary, intangible, recording, filing or similar excise or property Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the registration, receipt or perfection of a security interest under, or otherwise with respect to, this Agreement, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment under Section 8.06(b)).
“Outstanding Amount” means, with respect to any Lender at any time, the sum of (a) the aggregate outstanding principal amount of its Revolving Loans at such time, (b) its Letter of Credit Liabilities at such time and (c) its Swingline Liabilities at such time.
“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in dollars by U.S.-managed banking offices of depository institutions (as such composite rate shall be set forth on the NYFRB’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.
“Participant” has the meaning specified in Section 9.06(e).
“Participant Register” has the meaning specified in Section 9.06(g).
“Payment” has the meaning specified in Section 7.08.
“Payment Date” has the meaning specified in Section 2.04(c).
“Payment Notice” has the meaning specified in Section 7.08.
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor performing similar functions.
“Percentage” means, with respect to any Lender at any time, the percentage of the aggregate amount of all the Commitments represented by such Lender’s Commitment at such time; provided that, for purposes of Section 2.19 when a Defaulting Lender shall exist, “Percentage” shall mean, with respect to any Lender at any time, the percentage of the aggregate amount of all the Commitments (disregarding any Defaulting Lender’s Commitment) represented by such Lender’s Commitment at such time. At any time after the Commitments shall have terminated, the term “Percentage” shall refer to a Lender’s Percentage immediately before such termination, adjusted to reflect any subsequent assignments pursuant to Section 9.06(b) and to any Lender’s status as a Defaulting Lender at the time of determination.
“Person” means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority.
“Plan” means, at any time, an employee pension benefit plan (other than a Multiemployer Plan) subject to Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such
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plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
“Platform” has the meaning specified in Section 9.01(d).
“Pricing Schedule” means the Pricing Schedule attached hereto.
“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Quarterly Payment Dates” means each March 31, June 30, September 30 and December 31.
“RBC” means Royal Bank of Canada.
“Recipient” means the Administrative Agent, any Lender and any Issuing Bank.
“Reference Time” with respect to any setting of the then-current Benchmark means (a) if such Benchmark is the Term SOFR, 5:00 a.m., Chicago time, on the day that is two U.S. Government Securities Business Days preceding the date of such setting, or (b) otherwise, the time determined by the Administrative Agent in its reasonable discretion.
“Register” has the meaning specified in Section 9.06(c).
“Regulation U” means Regulation U of the Federal Reserve Board, as in effect from time to time.
“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the directors, officers, employees and agents of such Person and of such Person’s Affiliates.
“Relevant Governmental Body” means the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/ or the NYFRB, or, in each case, any successor thereto.
“Required Lenders” means, at any time, subject to Section 2.19, Lenders having more than 50% in aggregate amount of the Credit Exposures at such time.
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“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Reuters” means Thomson Reuters Corporation, Refinitiv or, in each case, a successor thereto.
“Revolving Credit Period” means the period from and including the Effective Date to but not including the earlier of the Termination Date and the date of termination of the Commitments.
“Revolving Borrowing” means a Borrowing consisting of Revolving Loans.
“Revolving Loan” means a loan made by a Lender pursuant to Section 2.01.
“S&P” means S&P Global Ratings, a division of S&P Global Inc., or any successor to the rating agency business thereof.
“Sanctioned Country” means, at any time, a country, region or territory which is the subject or target of any Sanctions.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person or Persons described in clause (a) or (b) above.
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.
“Scotia Bank” means The Bank of Nova Scotia, Houston Branch.
“SEC” means the United States Securities and Exchange Commission.
“Seventh Amendment” means the Seventh Amendment, dated as of July 28, 2022, to this Agreement.
“Seventh Amendment Effective Date” means July 28, 2022.
“SMBC” means Sumitomo Mitsui Banking Corporation.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
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“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the NYFRB’s Website or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“Specified Oil and Gas Property” means any property interest in oil and gas reserves located in the United States owned by the Borrower or any Subsidiary which is capable of producing crude oil, condensate, natural gas, natural gas liquids or other similar hydrocarbon substances in paying quantities, the net book value of which property interest or interests exceeds 2% of Consolidated Net Tangible Assets, except any such property interest or interests that in the opinion of the board of directors of the Borrower is not of material importance to the business conducted by the Borrower and its Subsidiaries, taken as a whole.
“Stop Notice” means any “Stop Notice” given by the Administrative Agent at the request of the Required Lenders as contemplated by Section 2.04(f).
“Subsequent Borrowings” has the meaning specified in Section 2.17.
“Subsidiary” means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person. Unless otherwise specified, “Subsidiary” means a Subsidiary of the Borrower.
“Swap Agreement” means (a) any agreement with respect to any swap, forward, future or derivative transaction, or any option or similar agreement, involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions, (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement and (c) any other derivative agreement or other similar agreement or arrangement, in each case, including any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any of its Subsidiaries shall be a Swap Agreement.
“Swingline Lender” means JPMorgan, in its capacity as lender of Swingline Loans hereunder.
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“Swingline Liabilities” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. When used in respect of any Lender at any time, the term “Swingline Liabilities” means an amount equal at such time to the sum of (a) such Lender’s Percentage of the aggregate principal amount of all Swingline Loans outstanding at such time (excluding, in the case of any Lender that is also the Swingline Lender for purposes of determining the outstanding principal amount of Swingline Loans, Swingline Loans made by it and outstanding at such time to the extent that the other Lenders shall not have funded their participations in such Swingline Loans), adjusted to give effect to any reallocation under Section 2.19 of the Swingline Liabilities of Defaulting Lenders in effect at such time, and (b) in the case of any Lender that is the Swingline Lender, the aggregate principal amount of all Swingline Loans made by such Lender and outstanding at such time to the extent that the other Lenders shall not have funded their participations in such Swingline Loans.
“Swingline Loan” has the meaning specified in Section 2.03(a).
“Syndication Agent” means Mizuho, in its capacity as syndication agent in connection with the credit facility provided under this Agreement.
“Taxes” means any present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“TD” means The Toronto-Dominion Bank, New York Branch.
“Termination Date” means July 28, 2027, or such later date to which the Termination Date may be extended pursuant to Section 2.18, or if any such date is not a Business Day, the next preceding Business Day.
“Term SOFR” means, with respect to any Term SOFR Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.
“Term SOFR Borrowing” means any Borrowing comprised of Term SOFR Loans.
“Term SOFR Loan” means a Loan that bears interest at a rate determined on the basis of the Adjusted Term SOFR in accordance with this Agreement (other than solely as a result of clause (c) of the definition of Base Rate).
“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term SOFR Borrowing and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 p.m., New York City time, on such
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Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to Term SOFR has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five U.S. Government Securities Business Days prior to such Term SOFR Determination Day.
“Term SOFR / Daily Simple SOFR Margin” has the meaning specified in the Pricing Schedule.
“Total Outstanding Amount” means, at any time, the sum of (a) the aggregate outstanding principal amount of the Loans at such time and (b) the aggregate Letter of Credit Liabilities of all Lenders at such time, determined after giving effect, if one or more Loans are being made at such time, to any substantially concurrent application of the proceeds thereof to repay one or more other Loans.
“Type” refers to the determination whether a Loan is a Base Rate Loan, a Term SOFR Loan, or, if applicable pursuant to Section 8.01, a Daily Simple SOFR Loan.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain Affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.
“U.S. Tax Certificate” has the meaning specified in Section 8.05(f)(ii)(D).
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“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.
“Voting Power” has the meaning specified in Section 2.16(a).
“Voting Stock” has the meaning specified in Section 2.16(a).
“Withholding Agent” means the Borrower and the Administrative Agent.
“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of such Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
SECTION 1.02.    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement (including this Agreement), instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including intellectual property, cash, securities, accounts and contract rights, (f) with respect to the determination of any period
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of time, the word “from” means “from and including” and the word “to” means “to but excluding” and (g) reference to any law, rule or regulation means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.
SECTION 1.03.    Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP; provided that if the Borrower, by notice to the Administrative Agent, shall request an amendment to any provision hereof to eliminate the effect of any change occurring after the Seventh Amendment Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Required Lenders, by notice from the Administrative Agent to the Borrower, shall request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith in a manner satisfactory to the Borrower and the Required Lenders. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed (in each case, other than for purposes of Sections 4.04(a), 5.01(a) and 5.01(b)), and all computations of amounts and ratios referred to herein shall be made, without giving effect to (a) any election under Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein, (b) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof, (c) any deduction of debt issuance costs in respect of any Indebtedness from the principal amount of such Indebtedness under Accounting Standards Update 2015-03, and (d) any change in accounting for leases pursuant to GAAP resulting from the implementation of Financial Accounting Standards Board Accounting Standards Update No. 2016-02, Leases (Topic 842), to the extent such adoption would require recognition of a lease liability where such lease (or similar arrangement) would not have been required to be recognized as a lease liability under GAAP as in effect on December 31, 2015.
SECTION 1.04.    Classification Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a Term SOFR Revolving Loan is a Revolving Loan that is a Term SOFR Loan) and Borrowings may be classified and referred to by the Types of Loans comprising such Borrowings (e.g., a Term SOFR Borrowing is a Borrowing comprised of Term SOFR Loans and a Base Rate Revolving Borrowing is a Revolving Borrowing comprised of Base Rate Loans).
SECTION 1.05.    Interest Rates; Benchmark Notification. The interest rate on Loans may be derived from an interest rate benchmark that may be discontinued or is,
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or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 8.01(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrower, pursuant to Section 8.01(b)(iii), of any change to the reference rate upon which the interest rate on Term SOFR Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any Liabilities with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did the existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its Affiliates and/or other related Persons may engage in transactions, unrelated to this Agreement, that affect the calculation of any interest rate used in this Agreement or any alternative, successor or replacement rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
SECTION 1.06.    Divisions. For all purposes under this Agreement, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its equity interests at such time.
ARTICLE 2

The Credits
SECTION 2.01.    Commitments to Lend. (a)  Each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Revolving Loans to the Borrower from time to time during the Revolving Credit Period in dollars; provided that, immediately after each such Loan is made, (i) such Lender’s Outstanding Amount shall not exceed its Commitment and (ii) the Total Outstanding Amount shall not exceed the aggregate amount of the Commitments. Each Revolving Borrowing shall be in an aggregate principal amount of $10,000,000 or any larger integral multiple of $5,000,000, except that (A) any Revolving Borrowing may be in the aggregate amount of unused
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Commitments and (B) any Base Rate Revolving Borrowing may be in an aggregate amount that is required to finance the reimbursement of all or any portion of any Letter of Credit Disbursement as provided in Section 2.04(c). Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.
(b)    Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans of the same Type made by the Lenders ratably in proportion to their respective Commitments. The failure of any Lender to make any Revolving Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Revolving Loans as required.
SECTION 2.02.    Notice of Revolving Borrowing. To request a Revolving Borrowing, the Borrower shall deliver a written notice (a “Notice of Revolving Borrowing”) to the Administrative Agent (a) in the case of a Base Rate Revolving Borrowing, not later than 1:00 p.m., New York City time, on the date of such Base Rate Revolving Borrowing and (b) in the case of a Term SOFR Revolving Borrowing, not later than 1:00 p.m., New York City time, on the third U.S. Government Securities Business Day before the requested date of such Term SOFR Revolving Borrowing, specifying:
(i)    the date of such Revolving Borrowing, which shall be a Business Day;
(ii)    the aggregate amount of such Revolving Borrowing, which shall comply with Section 2.01(a);
(iii)    the initial Type of the Revolving Loans comprising such Revolving Borrowing;
(iv)    in the case of a Term SOFR Revolving Borrowing, the duration of the initial Interest Period applicable thereto, which shall comply with the provisions of the definition of Interest Period; and
(v)    the deposit account of the Borrower with the Administrative Agent to which funds are to be disbursed or, in the case of any Revolving Borrowing requested to finance the reimbursement of all or any portion of any Letter of Credit Disbursement as provided in Section 2.04(c)(i), the identity of such Issuing Bank.
If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be a Base Rate Revolving Borrowing. If no Interest Period is specified with respect to any requested Term SOFR Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Notwithstanding the foregoing, Revolving Borrowings may also be requested by the Administrative Agent on behalf of the Borrower in accordance with Section 2.04(c)(ii).
SECTION 2.03.    Swingline Loans. (a)  Commitment to Make Swingline Loans. Subject to the terms and conditions set forth herein, the Swingline Lender agrees
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to make loans to the Borrower (each such loan, a “Swingline Loan”) from time to time during the Revolving Credit Period in dollars, in an aggregate principal amount at any time outstanding that will not result in (i) the Outstanding Amount of any Lender exceeding its Commitment, (ii) the Total Outstanding Amount exceeding the aggregate amount of the Commitments and (iii) the aggregate principal amount of outstanding Swingline Loans exceeding $100,000,000; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Each Swingline Loan shall be in an aggregate principal amount that is an integral multiple of $1,000,000, except that any Swingline Loan may be in the aggregate amount of unused Commitments or in an aggregate amount that is required to finance the reimbursement of all or any portion of any Letter of Credit Disbursement as provided in Section 2.04(c). Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.
(b)    Notice of Swingline Loans. To request a Swingline Loan, the Borrower shall deliver a written notice (a “Notice of Swingline Borrowing”) to the Administrative Agent, not later than 2:00 p.m., New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day), amount of the requested Swingline Loan and whether such Swingline Loan is to be a Base Rate Loan or a Money Market Rate Loan and, in the case of any Swingline Loan requested to finance the reimbursement of all or any portion of any Letter of Credit Disbursements as provided in Section 2.04(c)(i), the identity of such Issuing Bank. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of all or any portion of any Letter of Credit Disbursement as provided in Section 2.04(c)(i), by remittance to such Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.
(c)    Participations. The Swingline Lender may, by written notice given to the Administrative Agent not later than 12:00 p.m., New York City time, on any Business Day, require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender’s Percentage of such Swingline Loan or Swingline Loans. Each Lender hereby absolutely and unconditionally agrees to pay, upon receipt of notice as provided above, to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Percentage of such Swingline Loan or Swingline Loans. Each Lender acknowledges and agrees that in making any Swingline Loan the Swingline Lender shall be entitled to conclusively rely, and shall not incur any liability for relying, upon the representation and warranty of the Borrower deemed made pursuant to Section 3.02. Each Lender further acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this Section 2.03(c) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment
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shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this Section 2.03(c) by wire transfer of immediately available funds, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Lenders under this Section 2.03(c)), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this Section 2.03(c), and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this Section 2.03(c) and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this Section 2.03(c) shall not constitute a Loan and shall not relieve the Borrower of its obligation to repay such Swingline Loan.
SECTION 2.04.    Letters of Credit. (a)  Commitment to Issue Letters of Credit; Participations. Subject to the terms and conditions hereof (and to the terms and conditions of any separate agreement between the Borrower and any Issuing Bank limiting the types of Letters of Credit to be issued by such Issuing Bank), each Issuing Bank agrees to issue Letters of Credit denominated in dollars (and to amend and extend outstanding Letters of Credit) from time to time before the Letter of Credit Termination Date upon the request of the Borrower; provided that, immediately after each Letter of Credit is issued, amended or extended (i) the Outstanding Amount of any Lender shall not exceed its Commitment, (ii) the Total Outstanding Amount shall not exceed the aggregate amount of the Commitments, (iii) the aggregate Letter of Credit Liabilities attributable to Letters of Credit issued by such Issuing Bank shall not exceed the Letter of Credit Commitment of such Issuing Bank and (iv) the aggregate amount of the Letter of Credit Liabilities shall not exceed $500,000,000. Upon issuance by an Issuing Bank of a Letter of Credit (or any amendment of a Letter of Credit increasing the amount thereof or any extension of a Letter of Credit), such Issuing Bank shall be deemed, without further action by any party hereto, to have granted to each Lender, and each Lender shall be deemed, without further action by any party hereto, to have acquired from such Issuing Bank, a participation in such Letter of Credit and the related Letter of Credit Liabilities equal to such Lender’s Percentage thereof and, in consideration and in furtherance of the foregoing, in accordance with Section 2.04(c)(iii), each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of such Issuing Bank, such Lender’s Percentage of each Letter of Credit Disbursement made by such Issuing Bank under such Letter of Credit and not reimbursed or discharged and replaced in full on the date due as provided in Section 2.04(c)(i) or 2.04(c)(ii), or of any reimbursement payment required to be refunded to the Borrower for any reason, including after the Termination Date. Each Existing Letter of Credit shall be deemed, for all purposes of this Agreement (including as
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it applies to participations under this paragraph (a) and to paragraph (c) of this Section 2.04), to be a Letter of Credit issued hereunder and the Borrower shall be deemed to be the applicant and account party for each Existing Letter of Credit.
(b)    Notice of LC Credit Event; Terms; Extensions. (i)  To request the issuance of a Letter of Credit by any Issuing Bank (or the amendment or extension of an outstanding Letter of Credit (other than an automatic extension permitted pursuant to Section 2.04(b)(iii))), the Borrower shall give such Issuing Bank notice at least three Business Days (or such other period as such Issuing Bank and the Borrower may agree) prior to the requested date of issuance, amendment or extension, specifying the date such Letter of Credit is to be issued, amended or extended and describing the terms of such Letter of Credit (any such notice being referred to as a “Notice of LC Credit Event”). Upon receipt of a Notice of LC Credit Event, the applicable Issuing Bank shall promptly notify the Administrative Agent of the contents thereof.
(ii)    The obligation of the applicable Issuing Bank to issue, amend or extend any Letter of Credit shall, in addition to the conditions precedent set forth in Section 3.02 (if applicable by the terms thereof), be subject to the conditions precedent that such Letter of Credit shall be of the type customarily issued by such Issuing Bank and in such form and contain such terms as shall be reasonably satisfactory to such Issuing Bank and that the Borrower shall have executed and delivered such other customary instruments and agreements (which may include a letter of credit application) relating to such Letter of Credit as such Issuing Bank shall have reasonably requested. An Issuing Bank shall not be required to issue a Letter of Credit if the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally; and, without limiting the foregoing, Morgan Stanley shall not be required to issue any Letter of Credit that is not a standby Letter of Credit. In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of any letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the applicable Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.
(iii)    Each Letter of Credit shall expire at or before the close of business on the date that is one year after such Letter of Credit is issued (or, in the case of any extension thereof, one year after such extension); provided that (A) a Letter of Credit may contain a provision pursuant to which it is deemed to be automatically extended on an annual basis unless notice of termination is given by the applicable Issuing Bank and (B) in no event will a Letter of Credit expire (including pursuant to an extension thereof) on a date later than the Letter of Credit Termination Date, unless such Letter of Credit is, at the time it is issued, amended or extended (or such other time as may be agreed to in writing by the applicable Issuing Bank), cash collateralized or otherwise backstopped in an amount and manner and pursuant to documentation approved in writing by the applicable Issuing Bank (any such Letter of Credit being referred to as a “Backstopped Letter of Credit”).
(c)    Payments; Reimbursement Obligations. (i)  Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable Issuing Bank shall, within the time allowed by applicable law or the period
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stipulated by the terms and conditions of such Letter of Credit, examine the drawing documents. After such examination, the Issuing Bank shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Borrower, as to the amount to be paid as a result of such drawing and the date such payment is to be made by such Issuing Bank (the “Payment Date”), it being understood that such notice by such Issuing Bank need not be given prior to payment by such Issuing Bank and any failure to give or delay in giving any such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the Lenders with respect to any such Letter of Credit Disbursement. The Borrower shall be irrevocably and unconditionally obligated to reimburse the applicable Issuing Bank for any Letter of Credit Disbursement made by such Issuing Bank, without presentment, demand, protest or other formalities of any kind. Such reimbursement shall be made not later than 3:00 p.m., New York City time, on the Payment Date, if the Borrower shall have received such notice from the Administrative Agent prior to 10:00 a.m., New York City time, on the Payment Date, or, if such notice has not been received by the Borrower prior to such time on the Payment Date, then not later than 3:00 p.m., New York City time, on (A) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (B) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.02 or 2.03 that such payment be financed with a Base Rate Revolving Borrowing or a Swingline Loan and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Base Rate Revolving Borrowing or Swingline Loan; provided further that the Borrower’s obligation to make such payment may also be discharged and replaced by a Base Rate Revolving Borrowing as provided in Section 2.04(c)(ii). If and to the extent any Letter of Credit Disbursement is not reimbursed or discharged and replaced in full in accordance with this Section 2.04(c)(i) or Section 2.04(c)(ii), then (irrespective of when notice thereof is received by the Borrower), such reimbursement obligation shall bear interest, payable on demand, for each day from and including the Payment Date to but excluding the date such reimbursement obligation is paid or discharged and replaced in full at a rate per annum equal to, subject to Section 2.08(f), the rate applicable to Base Rate Revolving Loans for such day.
(ii)    Upon receipt of a notice from any Issuing Bank referred to in Section 2.04(c)(i), the Administrative Agent shall at or about 1:00 p.m., New York City time, on the Payment Date, if the Administrative Agent shall have received such notice prior to 10:00 a.m., New York City time, on the Payment Date, or, if such notice has not been received by the Administrative Agent prior to such time on the Payment Date, then at or about 1:00 p.m., New York City time, on (A) the Business Day that the Administrative Agent receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (B) the Business Day immediately following the day that the Administrative Agent receives such notice, if such notice is not received prior to such time on the day of receipt, notify the Lenders thereof, specifying the amount of the applicable Letter of Credit Disbursement and requesting, on behalf of the Borrower (which hereby irrevocably directs the Administrative Agent so to act on its behalf), that on the Payment Date or such Business Day, as applicable, Lenders make a Base Rate Revolving Borrowing
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in the amount of such Letter of Credit Disbursement, specifying each Lender’s Revolving Loan to be made as part of such Base Rate Revolving Borrowing; provided that no such notice to the Lenders shall be required to be given by the Administrative Agent, and no such request on behalf of the Borrower shall be made by the Administrative Agent, in each case if, not later than 12:00 p.m., New York City time, on the Payment Date or such Business Day, as applicable, the Borrower shall have delivered a written notice to the Administrative Agent to the effect that the Borrower intends to satisfy its obligation to reimburse such Letter of Credit Disbursement other than in reliance on the provisions of this Section 2.04(c)(ii). Subject to the conditions to borrowing set forth herein, upon receipt of such notice from the Administrative Agent, each Lender shall make available its Revolving Loan to be made as part of such Base Rate Revolving Borrowing by wire transfer, no later than 3:00 p.m., New York City time, on the requested date of such Base Rate Revolving Borrowing (which shall be a Business Day), of immediately available funds to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders, and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Lenders. To the extent of the Base Rate Revolving Loans so made by the Lenders, the Borrower’s obligation to reimburse the applicable Letter of Credit Disbursement shall be discharged and replaced by the resulting Base Rate Revolving Borrowing, it being understood that if any Lender fails to fund its Base Rate Revolving Loan pursuant to this Section 2.04(c)(ii), the Administrative Agent shall notify the Borrower in writing of such failure by 10:00 a.m., New York City time, on the immediately succeeding Business Day, and the Borrower’s obligation to reimburse the applicable Letter of Credit Disbursement shall nonetheless be deemed paid when due for purposes of Section 6.01(a) if the Borrower reimburses the applicable Issuing Bank in the amount of any undischarged portion of such Letter of Credit Disbursement by 12:00 p.m., New York City time, on such Business Day on which the Borrower receives such notice.
(iii)    To the extent any Letter of Credit Disbursement has not been reimbursed or discharged and replaced in full as provided in Section 2.04(c)(i) or 2.04(c)(ii), each Lender will pay to the Administrative Agent, for the account of the applicable Issuing Bank and without any offset, abatement, withholding or reduction whatsoever, promptly upon such Issuing Bank’s demand, an amount equal to such Lender’s Percentage of such unreimbursed Letter of Credit Disbursement, together with interest on such amount for each day from the date of such Issuing Bank’s demand for such payment (or, if such demand is made after 1:00 p.m., New York City time, on such date, from the next succeeding Business Day) to the date of payment by such Lender of such amount at a rate of interest per annum equal to the NYFRB Rate for the first three Business Days after the date of such demand and thereafter at a rate per annum equal to the Base Rate for each additional day. The Administrative Agent shall notify the Borrower of any participations in any Letter of Credit Disbursements funded pursuant to this Section 2.04(c)(iii), and thereafter payments in respect of such Letter of Credit Disbursements shall be made to the Administrative Agent and not to the applicable Issuing Bank. Any amounts received by the applicable Issuing Bank from the Borrower in respect of any Letter of Credit Disbursement (including in respect of accrued interest thereon) after receipt by such Issuing Bank of the proceeds of the funding by Lenders of participations therein pursuant to this Section 2.04(c)(iii) shall be promptly remitted to the Administrative Agent; any such
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amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have funded their participations pursuant to this Section 2.04(c)(iii) and to the applicable Issuing Bank, as their interests may appear; provided that any such payment so remitted shall be repaid to the applicable Issuing Bank or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason.
(d)    Obligations Absolute. The obligations of the Borrower and each Lender under Section 2.04(c) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including the following circumstances:
(i)    any lack of validity or enforceability of this Agreement or any Letter of Credit or any document related hereto or thereto;
(ii)    any amendment or waiver of or any consent to departure from all or any of the provisions of this Agreement or any Letter of Credit or any document related hereto or thereto provided by any party affected thereby;
(iii)    the use which may be made of the Letter of Credit by, or any acts or omissions of, a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting);
(iv)    the existence of any claim, set-off, defense or other rights that the Borrower may have at any time against a beneficiary of a Letter of Credit (or any Person for whom the beneficiary may be acting), any Lender, any Issuing Bank or any other Person, whether in connection with this Agreement or the Letter of Credit or any document related hereto or thereto or any unrelated transaction;
(v)    any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;
(vi)    payment under a Letter of Credit against presentation to an Issuing Bank of documents that do not comply with the terms of such Letter of Credit;
(vii)    any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of ISP 98 or any successor publication of the International Chamber of Commerce) permits a drawing to be made under such Letter of Credit after the expiration thereof;
(viii)    any amendment or extension of any Letter of Credit, the occurrence and continuance of a Default or any termination of the Commitments prior to, on or after the Payment Date for any Letter of Credit, whether at the scheduled termination thereof, by operation of Section 6.01 or otherwise; or
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(ix)    any other act or omission to act or delay of any kind by any Lender, any Issuing Bank, the Administrative Agent or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this Section 2.04(d), constitute a legal or equitable discharge of or defense to the Borrower’s or the Lender’s obligations hereunder;
provided that this Section 2.04(d) shall not limit the rights of the Borrower under Section 2.04(e)(i).
(e)    Limitation of Liabilities. (i)  None of the Lenders, the Issuing Banks, the Administrative Agent or their respective Related Parties shall be liable or responsible by reason of or in connection with the execution and delivery or transfer of or payment or failure to pay under any Letter of Credit, including any of the circumstances enumerated in Section 2.04(d), any error, omission, interruption, loss or delay in transmission or delivery of any draft, document, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any other act, failure to act or other event or circumstance arising from causes beyond the control of the Issuing Bank; provided that, notwithstanding the foregoing and Section 2.04(d), the Borrower shall have a claim against an Issuing Bank for direct (but not indirect, consequential, special or punitive) damages suffered by it, to the extent finally determined by a court of competent jurisdiction (so long as such determination has not been reversed or vacated on appeal) to have been caused by (x) such Issuing Bank’s gross negligence or willful misconduct in determining whether documents presented under any Letter of Credit complied with the terms of such Letter of Credit or (y) such Issuing Bank’s failure to pay under any Letter of Credit after the presentation to it of documents strictly complying with the terms and conditions of such Letter of Credit. The parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.
(ii)    Nothing in this Section 2.04(e) is intended to limit the obligations of the Borrower under any other provision of this Agreement.
(f)    Stop Notice. Each Lender acknowledges and agrees that in issuing, amending or extending any Letter of Credit, the applicable Issuing Bank shall be entitled to conclusively rely, and shall not incur any liability for relying, upon the representation and warranty of the Borrower deemed made pursuant to Section 3.02. If the Required Lenders reasonably determine at any time that the conditions set forth in Section 3.02 would not be satisfied in respect of the issuance, amendment or extension of a Letter of Credit at such time, then the Required Lenders may request that the Administrative Agent issue a “Stop Notice” to the Issuing Banks, whereupon the Administrative Agent shall issue such notice to each Issuing Bank. No Letter of Credit shall be issued, amended to increase the amount thereof or extended while a Stop Notice is in effect; provided that an Issuing
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Bank shall incur no liability for an issuance, amendment or extension of any Letter of Credit while a Stop Notice is in effect (and neither its rights nor the obligations of the Borrower or the Lenders hereunder with respect to any such Letter of Credit shall be diminished or otherwise affected in any manner) unless such Issuing Bank shall have received such Stop Notice at least one Business Day prior to the time such Letter of Credit is so issued, amended or extended (or, in the case of an automatic extension permitted pursuant to Section 2.04(b)(iii), at least one Business Day prior to the time by which the notice of termination or non-extension must be made by the applicable Issuing Bank). The Administrative Agent and the Issuing Banks may conclusively rely upon any Stop Notice while it remains in effect. Any Stop Notice shall be withdrawn upon a determination by the Required Lenders that the circumstances giving rise thereto no longer exist. The Required Lenders may request issuance of a Stop Notice under this Section 2.04(f) only if there is a reasonable basis therefor, and shall consider reasonably and in good faith a request by the Borrower for withdrawal thereof on the basis that the conditions in Section 3.02 would be satisfied.
(g)    Termination of an Issuing Bank. The Borrower may terminate the status of any Issuing Bank as an “Issuing Bank” hereunder by providing a written notice thereof to such Issuing Bank, with a copy to the Administrative Agent. Any such termination shall become effective upon the earlier of (i) such Issuing Bank acknowledging receipt of such notice and (ii) the 10th Business Day following the date of the delivery thereof; provided that no such termination shall become effective until and unless the Letter of Credit Liabilities attributable to Letters of Credit issued by such Issuing Bank (or its branches and Affiliates) shall have been reduced to zero or cash collateralized (in an amount equal to 100% of such Letter of Credit Liabilities) in a manner approved in writing by such Issuing Bank, or other arrangements with respect to such Letter of Credit Liabilities approved in writing by such Issuing Bank shall have been made. At the time any such termination shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the terminated Issuing Bank pursuant to Section 2.10(b). Notwithstanding the effectiveness of any such termination, the terminated Issuing Bank shall remain a party hereto and shall continue to have all the rights of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such termination, but shall not issue any additional Letters of Credit and shall have no obligation to amend or extend any existing Letter of Credit.
(h)    Issuing Bank Reports to the Administrative Agent. Each Issuing Bank shall, in addition to its notification obligations set forth elsewhere in this Section 2.04, report in writing to the Administrative Agent such information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank.
(i)    Letter of Credit Amounts. (i)  For all purposes of this Agreement (other than the calculation of fees under Section 2.10), the amount of a Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at the time of determination.
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(ii)    For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrower and each Lender shall remain in full force and effect until the applicable Issuing Bank and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit.
(j)    Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the “account party”, “applicant”, “customer”, “instructing party” or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Borrower (i) shall reimburse, indemnify and compensate the applicable Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the Borrower and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit.  The Borrower hereby acknowledges that the issuance of such Letters of Credit for its Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of its Subsidiaries.
SECTION 2.05.    Notice to Lenders; Funding of Revolving Loans. (a)  Promptly after receiving a Notice of Revolving Borrowing, the Administrative Agent shall notify each Lender of the contents thereof and of the amount of such Lender’s Revolving Loan to be made as part of such Revolving Borrowing, and such Notice of Revolving Borrowing shall not thereafter be revocable by the Borrower.
(b)    Before the later of 12:00 p.m., New York City time, or two hours after the receipt of a Notice of Revolving Borrowing on the date of each Revolving Borrowing, each Lender shall make available its Revolving Loan to be made as part of such Revolving Borrowing by wire transfer of immediately available funds to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make the funds so received from the Lenders available to the Borrower by promptly remitting the amounts so received, in like funds, to an account of the Borrower (or, in the case of any Revolving Borrowing made to finance the reimbursement of any Letter of Credit Disbursement as provided in Section 2.04(c)(i), to the Issuing Bank specified by the Borrower in the applicable Notice of Revolving Borrowing). Notwithstanding the foregoing, Revolving Loans to be made as part of any
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Base Rate Revolving Borrowing requested to be made pursuant to Section 2.04(c)(ii) shall be made as set forth in such Section.
(c)    Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Revolving Borrowing (including any Base Rate Revolving Borrowing requested to be made pursuant to Section 2.04(c)(ii)) that such Lender will not make available to the Administrative Agent such Lender’s share of such Revolving Borrowing, the Administrative Agent may assume that such Lender has made such share available to the Administrative Agent on the date of such Revolving Borrowing in accordance with Section 2.05(b) (or, in the case of any such Base Rate Revolving Borrowing, in accordance with Section 2.04(c)(ii)), and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower (or, if applicable, to the applicable Issuing Bank) on such date a corresponding amount. If and to the extent that such Lender shall not have so made such share available to the Administrative Agent, such Lender and, if such Lender shall not have done so within five Business Days of demand therefor by the Administrative Agent, the Borrower each agrees to pay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) if such amount is repaid by the Borrower, a rate per annum equal to the interest rate applicable to such Revolving Borrowing pursuant to Section 2.08 and (ii) if such amount is repaid by such Lender, the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. If such Lender shall repay to the Administrative Agent such corresponding amount, the Borrower shall not be required to repay such amount and the amount so repaid by such Lender shall constitute such Lender’s Revolving Loan included in such Revolving Borrowing for purposes of this Agreement. Nothing in this Section 2.05(c) shall relieve any Lender of its obligation to make Revolving Loans in accordance with the terms and conditions of this Agreement or relieve any Lender from responsibility for default by it in such obligation.
SECTION 2.06.    Registry; Notes. (a)  Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
(b)    The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.
(c)    The entries made in the accounts maintained pursuant to Section 2.06(a) or 2.06(b) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the
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obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.
(d)    Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note substantially in the form of Exhibit C hereto, payable to such Lender and its registered assigns. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.06(b)) be represented by one or more promissory notes in such form payable to the payee named therein and its registered assigns.
SECTION 2.07.    Maturity of Loans. (a)  Each Revolving Loan shall mature, and the principal amount thereof shall be due and payable (together with interest accrued thereon), on the Termination Date.
(b)    Each Swingline Loan shall mature, and the principal amount thereof shall be due and payable (together with interest accrued thereon), on the earlier of the Termination Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans that were outstanding on the date such Revolving Borrowing was requested.
SECTION 2.08.    Interest Rates. (a)  Each Base Rate Loan (including each Base Rate Swingline Loan) shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made to but excluding the date it becomes due, at a rate per annum equal to the sum of the Base Rate Margin for such day plus the Base Rate for such day.
(b)    Each Money Market Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made to but excluding the date it becomes due, at a rate per annum equal to the sum of (i) (A) if the Money Market Rate for such day is determined in accordance with clause (a) of the definition of such term, then the Term SOFR / Daily Simple SOFR Margin for such day and (B) if the Money Market Rate for such day is determined in accordance with clause (b) of the definition of such term, then the Base Rate Margin for such day and (ii) the Money Market Rate for such day.
(c)    Each Term SOFR Loan shall bear interest on the outstanding principal amount thereof, for each day during each Interest Period applicable thereto, at a rate per annum equal to the sum of the Term SOFR / Daily Simple SOFR Margin for such day plus the Adjusted Term SOFR applicable to such Interest Period.
(d)    Each Daily Simple SOFR Loan (if such Type of Loan is applicable pursuant to Section 8.01) shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made to but excluding the date it becomes due, at
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a rate per annum equal to the Term SOFR / Daily Simple SOFR Margin for such day plus the Adjusted Daily Simple SOFR for such day.
(e)    Interest on each Base Rate Revolving Loan shall be payable quarterly in arrears on each Quarterly Payment Date, on the Termination Date and, after the Termination Date, on any date the principal of such Base Rate Revolving Loan is repaid. Interest on each Swingline Loan shall be payable in arrears on the date on which such Loan becomes due and payable. Interest on each Term SOFR Loan shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof and, with respect to the principal amount of any Term SOFR Loan that is prepaid or converted to a different Type, on the date of such prepayment or conversion. Interest on each Daily Simple SOFR Loan shall be payable on each date that is on the numerically corresponding day in each calendar month that is one month after the borrowing of, or conversion to, such Daily Simple SOFR Loan (or, if there is no such corresponding day in such month, then the last day of such month), on the Termination Date and, after the Termination Date, on any date the principal of such Daily Simple SOFR Loan is prepaid or repaid.
(f)    Any overdue principal of and interest on any Loan, and any Letter of Credit Disbursement that is not reimbursed or discharged and replaced in full by the time when due pursuant to Section 2.04(c)(i) or 2.04(c)(ii), shall bear interest (after as well as before judgment), payable on demand, for each day from and including the date payment or reimbursement thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus the interest rate applicable to Base Rate Loans for such day as provided in Section 2.08(a).
(g)    The Administrative Agent shall determine each interest rate applicable to the Loans hereunder in accordance with the terms hereof. The Administrative Agent shall promptly notify the Borrower and the participating Lenders of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.
SECTION 2.09.    Method of Electing Interest Rates. (a)  The Revolving Loans included in each Revolving Borrowing shall initially be of the Type, and in the case of Term SOFR Revolving Borrowings, shall have an initial Interest Period, as specified by the Borrower in the applicable Notice of Revolving Borrowing or as otherwise provided in Section 2.02. Thereafter, the Borrower may from time to time elect to change or continue the Type of the Revolving Loans included in such Revolving Borrowing (subject to Section 2.09(e) and the provisions of Article 8) as follows:
(i)    if such Revolving Loans are Base Rate Loans or, if applicable, pursuant to Section 8.01, Daily Simple SOFR Loans, the Borrower may elect to convert such Revolving Loans to Term SOFR Loans (subject to Section 8.01) or, if applicable, Base Rate Revolving Loans as of any Business Day; and
(ii)    if such Revolving Loans are Term SOFR Loans, the Borrower may elect to convert such Revolving Loans to Base Rate Loans as of any Business Day,
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or may elect to continue such Revolving Loans as Term SOFR Loans, as of the end of any Interest Period applicable thereto, for an additional Interest Period, subject to Section 2.14 if any such conversion is effective on any day other than the last day of an Interest Period applicable to such Revolving Loans.
This Section 2.09 shall not apply to Swingline Loans, which may not be converted or continued.
(b)    Each election pursuant to this Section 2.09 shall be made by delivering a notice (a “Notice of Interest Rate Election”) to the Administrative Agent, not later than the time that a Notice of Revolving Borrowing would be required under Section 2.02 if the Borrower were requesting a Revolving Borrowing consisting of Revolving Loans of the Type resulting from such election to be made on the effective date of such election. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Revolving Borrowing; provided that (i) such portion shall be allocated ratably among the Revolving Loans comprising such Revolving Borrowing (and the Revolving Loans comprising each such portion shall be considered a separate Revolving Borrowing) and (ii) the portion to which such Notice of Interest Rate Election applies, and the remaining portion to which it does not apply, are each at least $10,000,000 (unless such portion is comprised of Base Rate Loans). If no such notice is timely received before the end of an Interest Period for any Term SOFR Revolving Borrowing, the Borrower shall be deemed to have elected that the Revolving Loans included in such Revolving Borrowing be converted to Base Rate Loans at the end of such Interest Period.
(c)    Each Notice of Interest Rate Election shall specify, in compliance with this Section 2.09:
(i)    the Revolving Borrowing (or portion thereof) to which such notice applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Revolving Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Revolving Borrowing);
(ii)    the date on which the conversion or continuation selected in such Notice of Interest Rate Election is to be effective, which shall comply with Section 2.09(a);
(iii)    if the Revolving Loans comprising such Revolving Borrowing are to be converted, the new Type thereof and, if the Revolving Loans resulting from such conversion are to be Term SOFR Loans, the duration of the next succeeding Interest Period applicable thereto; and
(iv)    if such Revolving Loans are to be continued as Term SOFR Loans for an additional Interest Period, the duration of such additional Interest Period.
Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period. If any such Notice of
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Interest Rate Election requests conversion to or a continuation of a Term SOFR Revolving Borrowing but does not specify an Interest Period therefor, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.
(d)    Promptly after receiving a Notice of Interest Rate Election from the Borrower pursuant to this Section 2.09, the Administrative Agent shall notify each Lender of the contents thereof, and such notice shall not thereafter be revocable by the Borrower.
(e)    The Borrower shall not be entitled to elect to convert any Revolving Loans to, or continue any Revolving Loans for an additional Interest Period as, a Term SOFR Revolving Borrowing if (i) the aggregate principal amount of any Term SOFR Revolving Borrowing created or continued as a result of such election would be less than $10,000,000 or (ii) an Event of Default shall have occurred and be continuing when the Borrower delivers the applicable Notice of Interest Rate Election to the Administrative Agent and, except in the case of an Event of Default under Section 6.01(f) or 6.01(g), the Administrative Agent or the Required Lenders shall have notified the Borrower that Term SOFR Loans will not be available while such Event of Default continues.
SECTION 2.10.    Fees. (a)  Commitment Fee. The Borrower shall pay to the Administrative Agent, for the account of the Lenders ratably in proportion to their Commitments, a commitment fee calculated for each day at the Commitment Fee Rate for such day on the aggregate unused amount of the Commitments on such day. For purposes of computing commitment fees, a Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and Letter of Credit Liabilities of such Lender and participations in outstanding Swingline Loans that have been funded by such Lender (but unfunded participations in Swingline Loans shall be disregarded for such purpose). Such commitment fee shall accrue for each day from and including the Effective Date to but excluding the day on which the Commitments are reduced to zero.
(b)    Letter of Credit Fees. The Borrower shall pay to (i) the Administrative Agent, for the account of the Lenders ratably in proportion to their participations therein, a letter of credit fee accruing daily on the aggregate undrawn amount of all outstanding Letters of Credit at a rate per annum equal to the Term SOFR / Daily Simple SOFR Margin for such day and (ii) each Issuing Bank, for its own account, a letter of credit fronting fee accruing daily on the aggregate undrawn amount of all outstanding Letters of Credit issued by such Issuing Bank at the rate per annum mutually agreed between the Borrower and such Issuing Bank from time to time (it being understood that an obligation to pay such fronting fee to any Issuing Bank shall be without duplication of any separate written agreement with respect thereto between the Borrower and such Issuing Bank and may be modified as set forth in any such separate written agreement between the Borrower and such Issuing Bank). The Borrower shall also pay to each Issuing Bank, for its own account, issuance, drawing, amendment, settlement and extension charges, if any, in the amounts and at the times as agreed between the Borrower and such Issuing Bank.
(c)    Payments. Commitment fees and letter of credit participation and fronting fees accrued under this Section 2.10 through any Quarterly Payment Date shall be payable in arrears on the 15th day after such Quarterly Payment Date, and all such fees
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accrued under this Section 2.10 through the day on which the Commitments terminate in their entirety shall be payable in arrears on such day; provided that any such letter of credit participation fees or fronting fees accruing after the date on which the Commitments terminate in their entirety shall be payable on demand.
SECTION 2.11.    Termination or Reduction of Commitments. (a)  The Borrower may, upon at least three Business Days’ notice to the Administrative Agent, (i) terminate the Commitments at any time or (ii) reduce from time to time by an aggregate amount of $25,000,000 or any larger integral multiple of $1,000,000, the aggregate amount of the Commitments; provided that the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.12, (i) the Outstanding Amount of any Lender would exceed its Commitment as a result thereof or (ii) the Total Outstanding Amount would exceed the aggregate amount of the Commitments as a result thereof. For the avoidance of doubt, any notice of termination of the Commitments may state that such notice is conditioned upon the occurrence of one or more events specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date) if such condition is not satisfied. Promptly after receiving a notice pursuant to this Section 2.11(a), the Administrative Agent shall notify each Lender of the contents thereof. Each reduction of the Commitments shall be made ratably among the Lenders in proportion to their respective Commitments. Any termination or reduction of the Commitments shall be permanent, subject to the Borrower’s rights set forth in Section 2.17.
(b)    Unless previously terminated, the Commitments shall automatically terminate in their entirety on the Termination Date.
SECTION 2.12.    Optional Prepayments. (a)  Subject in the case of Term SOFR Loans to Section 2.14, the Borrower may (i) upon notice to the Administrative Agent on or prior to the date of prepayment, prepay any Base Rate Revolving Borrowing or any Swingline Loan, (ii) upon at least three Business Days’ notice to the Administrative Agent, prepay any Term SOFR Borrowing or (iii) if applicable pursuant to Section 8.01, upon at least five U.S. Government Securities Business Days’ notice to the Administrative Agent on or prior to the date of prepayment, prepay any Daily Simple SOFR Borrowing, in each case in whole at any time, or from time to time in part in amounts that would be permitted in the case of the making of a Revolving Borrowing comprised of Loans of the same Type or a Swingline Loan, as applicable. Each such notice shall specify the prepayment date, the Borrowing or Borrowings to be prepaid and the principal amount of each such Borrowing or portion thereof to be prepaid. Each such optional prepayment shall be applied to prepay ratably the Loans of the Lenders included in such Borrowing. Prepayments shall be accompanied by interest to the extent required by Section 2.08.
(b)    Promptly after receiving a notice of prepayment pursuant to this Section 2.12, the Administrative Agent shall notify each Lender (or, in the case of any such notice relating solely to a Swingline Loan, the Swingline Lender) of the contents thereof and of such Lender’s ratable share of such prepayment, and such notice shall not thereafter be revocable by the Borrower; provided that any notice of prepayment pursuant to this Section 2.12 may state that such notice is conditioned upon the occurrence of one or more
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events specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the time such prepayment would otherwise be required to be made hereunder) if such condition is not satisfied.
SECTION 2.13.    General Provisions as to Payments. (a)  The Borrower shall make each payment of principal of and interest on the Loans, fees and other amounts required to be paid by it hereunder prior to the time expressly required hereunder for such payment or, if no such time is expressly required, not later than 12:00 p.m., New York City time, on the date when due, in immediately available funds, without reduction by reason of any set-off, counterclaim or deduction of any kind. All such payments shall be made to the Administrative Agent to such account as may be specified by the Administrative Agent to the Borrower in writing for such purpose from time to time, except that payments to be made directly to an Issuing Bank or the Swingline Lender as expressly provided herein shall be made directly to such Issuing Bank or the Swingline Lender, as applicable, and payments pursuant to Sections 2.14, 8.03, 8.05 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent will distribute each such payment received by the Administrative Agent for the account of any other Person to the appropriate recipient promptly following receipt thereof. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees or other amounts (except as provided in the immediately succeeding sentence) shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. Whenever any payment of principal of, or interest on, the Term SOFR Loans shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time. All payments hereunder shall be made in dollars.
(b)    Unless the Borrower notifies the Administrative Agent before the date on which any payment is due to the Lenders or any Issuing Bank hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance on such assumption, cause to be distributed to each Lender or such Issuing Bank on such due date an amount equal to the amount then due such Lender or such Issuing Bank. If and to the extent that such payment shall not have been so made by the Borrower, each Lender or such Issuing Bank, as the case may be, shall repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank together with interest thereon, for each day from the date such amount is distributed to such Lender or such Issuing Bank until the date such Lender or such Issuing Bank repays such amount to the Administrative Agent, at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
(c)    If any Lender shall fail to make any payment required to be made by it hereunder to or for the account of the Administrative Agent, any Issuing Bank or the Swingline Lender, then the Administrative Agent may, in its discretion (notwithstanding
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any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations in respect of such payment until all such unsatisfied obligations have been discharged or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender pursuant to Sections 2.03(c), 2.04(c), 2.05(c), 2.13(b), 8.05(e) and 9.03(d), in each case in such order as shall be determined by the Administrative Agent in its discretion.
SECTION 2.14.    Funding Losses. If the Borrower makes any payment of principal with respect to any Term SOFR Loan or any Term SOFR Loan is converted to a different Type (whether such payment or conversion is pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of the Interest Period applicable thereto, or if the Borrower fails (other than as a result of the failure of a Lender to fund a Loan required to be funded hereunder) to borrow, prepay, convert or continue any Term SOFR Loan after notice has been given to any Lender in accordance with Section 2.05, 2.09 or 2.12 (whether or not such notice may be revoked in accordance with the terms hereof), the Borrower shall reimburse each Lender within 30 days after demand for any resulting loss or expense incurred by it, including any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after such payment or conversion or failure to borrow, prepay, convert or continue; provided that such Lender shall have delivered to the Borrower a certificate as to the amount of such loss or expense, including in reasonable detail a description of the basis for such compensation and a calculation of such amount, which certificate shall be conclusive in the absence of manifest error.
SECTION 2.15.    Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and all commitment fees and letter of credit participation and fronting fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).
SECTION 2.16.    Change of Control. If a Change of Control shall occur, the Borrower will, within 10 days after the occurrence thereof, give the Administrative Agent notice thereof, and the Administrative Agent shall promptly notify each Lender thereof. Such notice shall describe in reasonable detail the facts and circumstances giving rise thereto and the date of such Change of Control, and each Lender may, by notice to the Borrower and the Administrative Agent given not later than 50 days after the date of such Change of Control, terminate its Commitment and declare its Loans (together with accrued interest thereon) and any other amounts payable hereunder for its account to be due and payable, in which case its Commitment shall terminate, and such Loans and other amounts shall become due and payable, in each case on the 60th day after the date of such Change of Control (or if such day is not a Business Day, the next succeeding Business Day), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. In the event that, after giving effect to any termination of Commitments and repayment of Loans under this Section 2.16, the Total Outstanding Amount shall
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exceed the aggregate Commitments remaining in effect, the Borrower shall make additional prepayments of Loans or cash collateralize, in a manner approved in writing by the Administrative Agent and the Issuing Banks, an amount of the Letter of Credit Liabilities equal to such excess.
For purposes of this Section 2.16, the following terms have the following meanings:
A “Change of Control” shall occur if (i) any “person” or “group” of persons shall have acquired “beneficial ownership” (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder), of shares of Voting Stock representing 35% or more of the Voting Power of the Borrower, (ii) during any period of 25 consecutive months, commencing before or after the Effective Date, individuals who at the beginning of such 25-month period were members of the board of directors of the Borrower (together with any replacement or additional directors whose election was recommended by incumbent management of the Borrower or whose election, nomination or appointment to the board of directors of the Borrower was approved by a majority of directors then in office) cease to constitute a majority of the board of directors of the Borrower or (iii) any Person or group of related Persons shall acquire all or substantially all of the consolidated assets of the Borrower; provided that a Change of Control shall not be deemed to have occurred pursuant to clause (iii) above if the Borrower shall have merged or consolidated with or transferred all or substantially all of its consolidated assets to another corporation in compliance with the provisions of Section 5.02 and the surviving or successor or transferee corporation is no more leveraged than the Borrower was immediately prior to such event. For purposes of this definition, the term “leveraged” when used with respect to any corporation shall mean the percentage represented by the consolidated total assets of such corporation divided by its stockholders’ equity, in each case determined and as would be shown in a consolidated balance sheet of such corporation prepared in accordance with GAAP.
“Voting Power” as applied to the stock of any corporation means the total voting power represented by all outstanding Voting Stock of such corporation.
“Voting Stock” as applied to the stock of any corporation means stock of any class or classes (however designated) having ordinary voting power for the election of the directors of such corporation, other than stock having such power only by reason of the happening of a contingency.
SECTION 2.17.    Optional Increase in Commitments. The Borrower may from time to time, by written notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders), executed by the Borrower and one or more financial institutions (any such financial institution being referred to as an “Increasing Lender”), which may include any Lender (it being understood that no Lender shall have any obligation to become an Increasing Lender), cause the Commitments of the Increasing Lenders to be increased (or cause Commitments to be extended by the Increasing Lenders, as the case may be) in an amount for each Increasing Lender set forth in such notice;
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provided that (a) the amount of any such increase in the aggregate Commitments shall be not less than $25,000,000, (b) the aggregate amount of increases in Commitments made pursuant to this Section 2.17 on or after the Seventh Amendment Effective Date shall not exceed $1,000,000,000 and (c) each Increasing Lender must be an Eligible Assignee and, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent, each Issuing Bank and the Swingline Lender to the extent its consent would have been required pursuant to Section 9.06(b) for an assignment of a Commitment to such Increasing Lender (which approval shall not be unreasonably withheld, conditioned or delayed). Such notice shall set forth the date (the “Increase Effective Date”) on which such increase is requested to become effective (which shall not be less than five Business Days or more than 45 days after the date of such notice, or such other period of time as shall be agreed to by the Administrative Agent). Each Increasing Lender shall execute all such documentation as the Administrative Agent and the Borrower shall specify to evidence the increase or the extension of the Commitment of such Increasing Lender and its status as a Lender hereunder (such documentation, an “Incremental Commitments Supplement”). On the Increase Effective Date, (i) the aggregate principal amount of the Revolving Borrowings outstanding (the “Existing Borrowings”) immediately prior to giving effect to the commitment increase on the Increase Effective Date shall be deemed to be repaid, (ii) after the effectiveness of the commitment increase, the Lenders shall be deemed to have made new Revolving Borrowings (the “Subsequent Borrowings”) of the Types and in an aggregate principal amount equal to the aggregate principal amount of the Existing Borrowings and, in the case of Existing Borrowings that were Term SOFR Borrowings, for the Interest Periods equal to the remaining portions of the Interest Periods in effect prior to such deemed repayment, (iii) each Lender shall pay to the Administrative Agent by wire transfer of immediately available funds an amount equal to the difference, if positive, between (x) such Lender’s Percentage (calculated after giving effect to the commitment increase) of the Subsequent Borrowings and (y) such Lender’s Percentage (calculated without giving effect to the commitment increase) of the Existing Borrowings, (iv) after the Administrative Agent receives the funds specified in clause (iii) above, the Administrative Agent shall remit to each Lender the portion of such funds that is equal to the difference, if positive, between (x) such Lender’s Percentage (calculated without giving effect to the commitment increase) of the Existing Borrowings and (y) such Lender’s Percentage (calculated after giving effect to the commitment increase) of the amount of the Subsequent Borrowings, (v) each Lender (including each Increasing Lender) shall be deemed to hold its Percentage of each Subsequent Borrowing (each calculated after giving effect to the commitment increase) and (vi) the Borrower shall pay to the Administrative Agent, for the account of the Lenders (other than any Increasing Lender that was not a Lender before giving effect to the commitment increase), all accrued but unpaid interest on the Existing Borrowings. The deemed payments made pursuant to clause (i) above in respect of each Term SOFR Revolving Loan shall be subject to indemnification by the Borrower pursuant to the provisions of Section 2.14 if the Increase Effective Date occurs other than on the last day of the Interest Period relating thereto (it being agreed that Lenders will be entitled to break-funding compensation only with respect to the net amounts by which their Term SOFR Revolving Loans shall have been reduced as a result of the transactions provided for in the immediately preceding sentence). Notwithstanding the foregoing, no increase in the Commitments (or in any Commitment of any Lender) or
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addition of an Increasing Lender shall become effective under this Section 2.17 unless (I) to the extent reasonably requested by the Administrative Agent, the Administrative Agent shall have received documents and opinions as to the corporate power and authority of the Borrower to borrow hereunder after giving effect to such increase and other matters relevant thereto, in each case, consistent with such documents and opinions delivered on the Seventh Amendment Effective Date, and (II) the Administrative Agent shall have received a certificate executed by a financial officer of the Borrower, dated as of the Increase Effective Date, stating that (1) as of such date, no Default shall have occurred and is continuing and (2) the representations and warranties of the Borrower contained in Article 4 are true in all material respects on and as of such date (except to the extent that (x) any such representations or warranties are limited to an earlier date, in which case such representations and warranties shall be true in all material respects as of such earlier date or (y) any such representations or warranties are qualified by a materiality standard, in which case such representations and warranties shall be true in all respects). The Administrative Agent shall notify the Borrower and the Lenders of the occurrence of the Increase Effective Date, and such notice shall be conclusive and binding.
SECTION 2.18.    Extension Option. The Borrower may, by written notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders) not less than 30 days prior to the Termination Date (but on not more than two occasions after the Seventh Amendment Effective Date), request that the Lenders extend the Termination Date for an additional period of one year; provided that the Termination Date following any such extension shall not be a date that is more than five years after the date on which such extension becomes effective. Each Lender shall, by notice to the Borrower and the Administrative Agent given not later than the 20th day after the date of the Administrative Agent’s receipt of the Borrower’s notice, advise the Borrower whether or not it agrees to the requested extension (each Lender agreeing to a requested extension being called a “Consenting Lender”, and each Lender declining to agree to a requested extension being called a “Declining Lender”). Any Lender that has not so advised the Borrower and the Administrative Agent by such day shall be deemed to have declined to agree to such extension and shall be a Declining Lender. If Lenders constituting the Required Lenders shall have agreed to a Termination Date extension request, then the Termination Date shall, as to the Consenting Lenders, be extended to the first anniversary of the Termination Date theretofore in effect (the Termination Date in effect prior to such extension being called the “Existing Termination Date”). The decision of any Lender to agree or withhold agreement to any extension request shall be at the sole discretion of such Lender. The Commitment of any Declining Lender shall terminate on the Existing Termination Date. The principal amount of any outstanding Loans made by Declining Lenders, together with any accrued interest thereon and any accrued fees and other amounts payable to or for the accounts of such Declining Lenders hereunder, shall be due and payable on the Existing Termination Date, and on the Existing Termination Date the Borrower shall also make such other prepayments of the Loans and, to the extent no Loans remain outstanding, cash collateralize, in a manner approved in writing by the Administrative Agent and the applicable Issuing Banks, or make other arrangements approved in writing by the Administrative Agent and the applicable Issuing Banks, such portion of the outstanding Letter of Credit Liabilities as shall be required in order that, after giving effect to the termination of the Commitments of, and all payments to, Declining
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Lenders pursuant to this sentence, the Total Outstanding Amount shall not exceed the aggregate Commitments. The Borrower shall have the right, pursuant to and in accordance with Section 8.06(b), at any time prior to the Existing Termination Date, to replace a Declining Lender with a Lender or other financial institution that will agree to a Termination Date extension request, and any such replacement Lender shall for all purposes constitute a Consenting Lender. Notwithstanding the foregoing, (a) the Revolving Credit Period, the Letter of Credit Termination Date and the Termination Date (without taking into consideration any extension pursuant to this Section 2.18), as such terms are used in reference to the Swingline Lender or any Swingline Loans made by the Swingline Lender or any Issuing Bank and any Letters of Credit issued by such Issuing Bank, may not be extended without the prior written consent of the Swingline Lender or such Issuing Bank, as the case may be (it being understood and agreed that, in the event the Swingline Lender or any Issuing Bank shall not have consented to any such extension, (i) the Swingline Lender or such Issuing Bank, as applicable, shall continue to have all the rights and obligations of the Swingline Lender or an Issuing Bank, as applicable, hereunder through the Existing Termination Date (or the Revolving Credit Period or the Letter of Credit Termination Date determined on the basis thereof, as applicable), and thereafter shall have no obligation to make any Swingline Loans or to issue, amend or extend any Letter of Credit (but shall, in each case, continue to be entitled to the benefits of Sections 2.03, 2.04, 8.03, 8.05 and 9.03, as applicable, as to Swingline Loans or Letters of Credit made or issued prior to such time), (ii) the principal amount of any outstanding Swingline Loans made by the Swingline Lender, together with any accrued interest thereon, shall, to the extent outstanding or accrued but unpaid on the Existing Termination Date, be due and payable on the Existing Termination Date and (iii) the Borrower shall cause the Letter of Credit Liabilities attributable to Letters of Credit issued by such Issuing Bank to be cash collateralized or otherwise backstopped in an amount and manner and pursuant to documentation approved in writing by the applicable Issuing Bank and the Administrative Agent, in each case, no later than the Letter of Credit Termination Date and (b) no extension of the Termination Date pursuant to this Section 2.18 shall become effective unless (i) to the extent reasonably requested by the Administrative Agent, the Administrative Agent shall have received documents and opinions as to the corporate power and authority of the Borrower to effect such extension and other matters relevant thereto, in each case, consistent with such documents and opinions delivered on the Seventh Amendment Effective Date, and (ii) the Administrative Agent shall have received a certificate executed by a financial officer of the Borrower, dated as of the date of effectiveness of the applicable extension, stating that (A) as of such date, no Default shall have occurred and is continuing and (B) the representations and warranties of the Borrower contained in Article 4 are true in all material respects on and as of such date (except to the extent that (x) any such representations or warranties are limited to an earlier date, in which case such representations and warranties shall be true in all material respects as of such earlier date or (y) any such representations or warranties are qualified by a materiality standard, in which case such representations and warranties shall be true in all respects). For the avoidance of doubt, no consent, upfront or similar fees will be required to be paid by the Borrower in connection with any extension effected pursuant to this Section 2.18, except as otherwise expressly agreed by the Borrower.
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SECTION 2.19.    Defaulting Lenders. Notwithstanding any provision herein to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(a)    commitment fees shall cease to accrue on the unused portion of the Commitment of such Defaulting Lender pursuant to Section 2.10(a);
(b)    the Commitment and the Outstanding Amount of such Defaulting Lender shall not be included in determining whether the Required Lenders or any other requisite Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.05); provided that any amendment, waiver or other modification requiring the consent of all Lenders or all Lenders affected thereby shall, except as otherwise provided in Section 9.05, require the consent of such Defaulting Lender in accordance with the terms hereof;
(c)    if any Swingline Liabilities or Letter of Credit Liabilities exist at the time such Lender becomes a Defaulting Lender, then:
(i)    the Swingline Liabilities (other than (A) in the case of a Defaulting Lender that is the Swingline Lender, any portion of the Swingline Liabilities referred to in clause (b) of the definition of such term and (B) any portion thereof with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.03(c)) and Letter of Credit Liabilities (other than any portion thereof attributable to unreimbursed Letter of Credit Disbursements with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.04(c)(iii)) of such Defaulting Lender shall be reallocated (effective as of the date such Lender becomes a Defaulting Lender) among the Non-Defaulting Lenders in accordance with their respective Percentages, but only to the extent that (A) the sum of all Non-Defaulting Lenders’ Outstanding Amounts plus such Defaulting Lender’s Swingline Liabilities and Letter of Credit Liabilities so reallocated does not exceed the sum of all Non-Defaulting Lenders’ Commitments and (B) after giving effect to any such reallocation, the Outstanding Amount of each Non-Defaulting Lender shall not exceed such Non-Defaulting Lender’s Commitment;
(ii)    if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall, within three Business Days following the Borrower’s receipt of written notice from the Administrative Agent, (A) first, prepay the portion of such Defaulting Lender’s Swingline Liabilities that has not been reallocated and (B) second, cash collateralize, for the benefit of the applicable Issuing Banks only, the Borrower’s obligations corresponding to such Defaulting Lender’s Letter of Credit Liabilities remaining after giving effect to any partial reallocation pursuant to clause (i) above in a manner approved in writing by the
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Administrative Agent for so long as such Letter of Credit Liabilities are outstanding;
(iii)    if the Borrower cash collateralizes any portion of such Defaulting Lender’s Letter of Credit Liabilities pursuant to clause (ii) above, the Borrower shall not be required to pay any letter of credit participation fees to such Defaulting Lender pursuant to Section 2.10(b) with respect to such portion of such Defaulting Lender’s Letter of Credit Liabilities during the period such Letter of Credit Liabilities are cash collateralized;
(iv)    if all or any portion of such Defaulting Lender’s Letter of Credit Liabilities is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Sections 2.10(a) and 2.10(b) shall be adjusted to give effect to such reallocation; and
(v)    if all or any portion of such Defaulting Lender’s Letter of Credit Liabilities is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of any Issuing Bank or any other Lender hereunder, all letter of credit participation fees that otherwise would have been payable to such Defaulting Lender under Section 2.10(b) with respect to such Defaulting Lender’s unreallocated Letter of Credit Liabilities shall be payable to the Issuing Banks, ratably based on the portion of such Letter of Credit Liabilities attributable to Letters of Credit issued by each Issuing Bank, until and to the extent that such Letter of Credit Liabilities are reallocated and/or cash collateralized pursuant to clause (i) or (ii) above; and
(d)    so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and no Issuing Bank shall be required to issue, amend (if increasing the amount thereof) or extend any Letter of Credit, in each case, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding Swingline Liabilities or Letter of Credit Liabilities, as applicable, will be 100% covered by the Commitments of the Non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.19(c), and participating interests in any newly made Swingline Loan or any such newly issued, amended or extended Letter of Credit shall be allocated among the Non-Defaulting Lenders in a manner consistent with Section 2.19(c)(i) (and such Defaulting Lender shall not participate therein).
In the event that the Administrative Agent, the Borrower, the Swingline Lender and each Issuing Bank agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Liabilities and Letter of Credit Liabilities of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment, and on such date such Lender shall purchase at par such of the Revolving Loans and other funded credit exposures of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold
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such Loans and funded exposures in accordance with its Percentage, and such Lender shall thereupon cease to be a Defaulting Lender (but shall not be entitled to receive any fees accrued during the period when it was a Defaulting Lender, and all amendments, waivers or modifications effected without its consent in accordance with the provisions of Section 9.05 and this Section 2.19 during such period shall be binding on it). The rights and remedies against, and with respect to, a Defaulting Lender under this Section 2.19 are in addition to, and cumulative and not in limitation of, all other rights and remedies that the Borrower, the Administrative Agent, each Lender, each Issuing Bank or the Swingline Lender may at any time have against, or with respect to, such Defaulting Lender.
ARTICLE 3

Conditions
SECTION 3.01.    [Reserved.]
The Administrative Agent shall notify the Borrower and the Lenders of the occurrence of the Effective Date, and such notice shall be conclusive and binding on all parties hereto.
SECTION 3.02.    Credit Events. The obligation of any Lender to make any Loan (for the avoidance of doubt, not including any conversion or continuation of any Loan) and the obligation of an Issuing Bank to issue, amend (if increasing the amount thereof) or extend any Letter of Credit (each, a “Credit Event”) is subject to the satisfaction of the following conditions (or the waiver thereof in accordance with Section 9.05):
(a)    except in the case of any Base Rate Revolving Borrowing requested by the Administrative Agent on behalf of the Borrower as contemplated by Section 2.04(c)(ii), receipt by the Administrative Agent of notice of such Credit Event as required hereunder;
(b)    immediately before and immediately after such Credit Event, no Default shall exist; and
(c)    the representations and warranties of the Borrower contained in Article 4 shall be true in all material respects on and as of the date of such Credit Event (except to the extent that (i) any such representations or warranties are limited to an earlier date, in which case such representations and warranties shall be true in all material respects as of such earlier date, or (ii) any such representations or warranties are qualified by a materiality standard, in which case such representations and warranties shall be true in all respects).
Each Credit Event shall be deemed to be a representation and warranty by the Borrower on the date of such Credit Event as to the satisfaction of the conditions specified in Sections 3.02(b) and 3.02(c).
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ARTICLE 4

Representations and Warranties
The Borrower represents and warrants, as of the Seventh Amendment Effective Date and each other date such representations and warranties are required to be made or deemed made hereunder, that:
SECTION 4.01.    Corporate Existence and Power. The Borrower (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, (b) has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and (c) except where the failure to be so qualified or in good standing, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.
SECTION 4.02.    Corporate and Governmental Authorization; Non-contravention. The execution, delivery and performance by the Borrower of this Agreement (a) are within the Borrower’s corporate powers, (b) have been duly authorized by all necessary corporate action, (c) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect (except for any reports required to be filed by the Borrower with the SEC pursuant to the Exchange Act), (d) do not violate in any material respect any law or regulation or any order of any Governmental Authority, in each case, applicable to or binding upon the Borrower, (e) do not contravene or constitute (alone or with notice or lapse of time, or both) a default under any indenture, agreement or other instrument binding upon the Borrower, except to the extent that a Material Adverse Effect would not reasonably be expected to result therefrom, (f) will not result in the creation or imposition of any Mortgage prohibited hereunder on any asset of the Borrower or any of its Subsidiaries and (g) do not violate the certificate of incorporation or by-laws of the Borrower.
SECTION 4.03.    Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower and any promissory notes executed and delivered in accordance with this Agreement will constitute, valid and binding obligations of the Borrower, in each case enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 4.04.    Financial Information. (a)  (i)  The consolidated balance sheet of the Borrower as of December 31, 2021, and the related consolidated statements of income, cash flows and stockholders’ equity for the fiscal year then ended, reported on by PricewaterhouseCoopers LLP and included in the Borrower’s 2021 Form 10-K, present fairly, in all material respects, in conformity with GAAP the consolidated financial position of the Borrower as of such date and its consolidated results of operations and cash flows for such fiscal year and (ii) the consolidated balance sheet of the Borrower as of March 31, 2022, and the related consolidated statements of income and cash flows
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for the fiscal quarter and the portion of the fiscal year then ended, included in the Borrower’s Q1 2022 Form 10-Q, present fairly, in all material respects, in conformity with GAAP (subject to normal year-end audit adjustments and the absence of footnotes), the consolidated financial position of the Borrower as of such date and its consolidated results of operations and cash flows for such fiscal quarter and such portion of such fiscal year.
(b)    As of the Seventh Amendment Effective Date, there has been, since December 31, 2021, no Material Adverse Change.
SECTION 4.05.    Litigation. As of the Seventh Amendment Effective Date, except as set forth in the Borrower’s 2021 Form 10-K or the Borrower’s Q1 2022 Form 10-Q, there is no action, suit, arbitration or other proceeding, inquiry or investigation, at law or in equity, or before or by any Governmental Authority, arbitrator or arbitral body, pending against the Borrower, or of which the Borrower has otherwise received official notice or which to the knowledge of the Borrower is threatened against the Borrower, wherein there is a reasonable possibility of an unfavorable decision, ruling or finding that would reasonably be expected to result in a Material Adverse Effect.
SECTION 4.06.    Environmental Matters. The Borrower does not presently anticipate that remediation costs and penalties associated with environmental laws, to the extent not previously provided for, will result in a Material Adverse Effect.
SECTION 4.07.    Taxes. The Borrower has filed all United States Federal income tax returns and all other material tax returns that were required to have been filed by it and has paid all Taxes due pursuant to such returns or pursuant to any assessment received by it, except (a)  any such Taxes being diligently contested in good faith and by appropriate proceedings or (b) to the extent that the failure to pay such Taxes would not reasonably be expected to result in a Material Adverse Effect. Adequate reserves have been provided on the books of the Borrower in respect of all Taxes in accordance with GAAP, and no Tax liabilities in excess of the amount so provided are anticipated that would reasonably be expected to result in a Material Adverse Effect.
SECTION 4.08.    Compliance with Laws. The Borrower and Marathon Oil Company are in compliance with all applicable laws, rules and regulations, other than such laws, rules or regulations (i) the validity or applicability of which the Borrower or Marathon Oil Company is contesting in good faith or (ii) the failure to comply with which cannot reasonably be expected to have consequences that would reasonably be expected to result in a Material Adverse Effect.
SECTION 4.09.    ERISA. No ERISA Event has occurred or is reasonably expected to occur that would reasonably be expected to result in a Material Adverse Effect.
SECTION 4.10.    Marathon Oil Company. Marathon Oil Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental
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licenses, authorizations, consents and approvals required to carry on its business as now conducted.
SECTION 4.11.    Use of Proceeds. The proceeds of the Loans and Letters of Credit will be used by the Borrower for general corporate purposes. None of such proceeds will be used in violation of any applicable law or regulation, including Regulation U. Immediately following the application of the proceeds of any Loan for any purpose that would result in such Loan constituting a “purpose credit” within the meaning of Regulation U, margin stock (as defined in Regulation U) will represent less than 25% of the value of the assets subject to any limitation on sale or pledge hereunder.
SECTION 4.12.    Investment Company Status. The Borrower is not an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.
SECTION 4.13.    Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect standards and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and, to the knowledge of the Borrower, its directors, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any of its Subsidiaries or, to the knowledge of the Borrower, any of their respective directors, officers or employees or (b) to the knowledge of the Borrower, any agent of the Borrower or any of its Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds thereof or other transaction contemplated by this Agreement will result in a violation by the Borrower or any of its Subsidiaries (assuming, for purposes of this sentence, that each of the Borrower’s Subsidiaries is required to comply with all Sanctions as such term is defined herein) of any Anti-Corruption Laws or applicable Sanctions.
ARTICLE 5

Covenants
The Borrower agrees that, so long as any Lender has any Credit Exposure hereunder:
SECTION 5.01.    Information. The Borrower will deliver to the Administrative Agent, for each of the Lenders:
(a)    as soon as available and in any event within 75 days after the end of each fiscal year of the Borrower (or such shorter period as may be required by the SEC for the filing of its Annual Report on Form 10-K with respect to such fiscal year), a consolidated balance sheet of the Borrower as of the end of such fiscal year and the related consolidated statements of income, cash flows and stockholders’ equity for such fiscal year, prepared in conformity with GAAP and setting forth in
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each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers LLP or other independent public registered accounting firm of nationally recognized standing;
(b)    as soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (or such shorter period as may be required by the SEC for the filing of its Quarterly Report on Form 10-Q with respect to such fiscal quarter), a consolidated balance sheet of the Borrower as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of the Borrower’s fiscal year ended at the end of such quarter, prepared in conformity with GAAP (subject to normal year-end audit adjustments and the absence of footnotes) and setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower’s previous fiscal year;
(c)    substantially simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of a financial officer of the Borrower stating whether there exists on the date of such certificate any Default and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;
(d)    forthwith upon the occurrence of any Default, a certificate of an officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;
(e)    promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;
(f)    promptly upon the filing thereof, copies of all annual, quarterly or other reports which the Borrower shall have publicly filed with the SEC; and
(g)    from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries and other Affiliates as the Administrative Agent, at the request of any Lender, may reasonably request.
Information required to be delivered pursuant to Section 5.01(a), 5.01(b), 5.01(e) or 5.01(f) shall be deemed to have been delivered to the Administrative Agent on the date that such information has been posted (and is publicly available) on the Borrower’s website on the Internet (which website is located as of the Seventh Amendment Effective Date at http://www.marathonoil.com) or on the SEC website accessible through http://www.sec.gov/edgar (or any successor webpage of the SEC thereto).
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SECTION 5.02.    Consolidations and Mergers. The Borrower shall not consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of its consolidated assets to any Person, unless:
(a)    either (i) the Borrower shall be the Person surviving such merger or (ii) the Person formed by such consolidation or into which Borrower is merged or the Person which acquires by conveyance, transfer or lease all or substantially all of the consolidated assets of the Borrower shall, in each case, be a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and shall execute and deliver to the Administrative Agent (which shall promptly deliver a copy to each Lender) an agreement, in form and substance reasonably satisfactory to the Administrative Agent, containing an assumption by such successor or transferee Person of the due and punctual performance and observance of each covenant and condition of this Agreement to be performed or observed by the Borrower;
(b)    in the case of a consolidation or merger in which the Borrower is not the surviving Person or any conveyance, transfer or lease of all or substantially all of the consolidated assets of the Borrower, the successor Person formed by such consolidation or into which the Borrower is merged or to which such conveyance, transfer or lease is made shall have a Consolidated Shareholders’ Equity that is not less than the Consolidated Shareholders’ Equity of the Borrower immediately prior to such consolidation, merger, conveyance, transfer or lease; and
(c)    immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing.
Upon any consolidation or merger in which the Borrower is not the surviving Person or any conveyance, transfer or lease of all or substantially all of the consolidated assets of the Borrower in accordance with this Section 5.02, the successor Person formed by such consolidation or into which the Borrower is merged or to which such conveyance, transfer or lease is made shall, subject to the last sentence of this paragraph, succeed to, and be substituted for, and may exercise every right and power of, the Borrower under this Agreement with the same effect as if such successor Person had been named as the Borrower herein. No such conveyance, transfer or lease of all or substantially all of the consolidated assets of the Borrower shall have the effect of releasing the Borrower or any successor Person which shall theretofore have become such in the manner prescribed in this Section 5.02 from any liability hereunder.
SECTION 5.03.    Negative Pledge. If the Borrower or any Subsidiary shall mortgage, pledge, encumber or subject to a lien (hereinafter to “Mortgage” or a “Mortgage”) as security for any indebtedness for money borrowed (including any notes, bonds, debentures or similar instruments) any Specified Oil and Gas Property, the Borrower will secure or will cause such Subsidiary to secure the Borrower’s obligations hereunder equally and ratably with all indebtedness secured by the Mortgage then being
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given and with any other indebtedness of the Borrower or such Subsidiary then entitled thereto; provided, however, this covenant shall not apply in the case of:
(a)    any Mortgage existing on the Effective Date (whether or not such Mortgage includes an after-acquired property provision);
(b)    any Mortgage, including a purchase money Mortgage, incurred in connection with the acquisition of any property (for purposes hereof, the creation of any Mortgage within 180 days after the acquisition or completion of construction of such property shall be deemed to be incurred in connection with the acquisition of such property), the assumption of any Mortgage previously existing on any acquired property or any Mortgage existing on the property of any Person when such Person becomes a Subsidiary of the Borrower;
(c)    any Mortgage on such property in favor of the United States of America, any State thereof or any agency, department, political subdivision or other instrumentality of either, to secure partial, progress or advance payments to the Borrower or any Subsidiary pursuant to the provisions of any contract or any statute;
(d)    any Mortgage on such property in favor of the United States of America, any State thereof or any agency, department, political subdivision or other instrumentality of either, to secure borrowings by the Borrower or any Subsidiary for the purchase or construction of the property mortgaged;
(e)    any Mortgage in connection with a sale or other transfer of (i) oil or gas in place for a period of time or in an amount such that the purchaser will realize therefrom a specified amount of money or specified amount of minerals or (ii) any interest in property of the character commonly referred to as an “oil payment” or “production payment”;
(f)    any Mortgage on any property arising in connection with or to secure all or any part of the cost of the repair, construction, improvement, alteration, exploration, development or drilling of such property or any portion thereof;
(g)    any Mortgage on any pipeline, gathering system, pumping or compressor station, pipeline storage facility, other pipeline facility, drilling equipment, drilling platform, drilling barge, any movable railway, marine or automotive equipment, gas plant, office building, storage tank, or warehouse facility, any of which is located on a Specified Oil and Gas Property;
(h)    any Mortgage on any equipment or other personal property used in connection with a Specified Oil and Gas Property;
(i)    any Mortgage on a Specified Oil and Gas Property arising in connection with the sale of accounts receivable resulting from the sale of oil or gas at the wellhead; or
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(j)    any renewal of or substitution for any Mortgage permitted under the preceding clauses.
Notwithstanding the foregoing restriction contained in this Section 5.03, the Borrower may, and may permit its Subsidiaries to, incur or grant Mortgages on Specified Oil and Gas Properties as security for any indebtedness for money borrowed (including any notes, bonds, debentures or similar instruments) so long as the sum, without duplication, of (i) the aggregate outstanding principal amount of indebtedness for money borrowed secured by such Mortgages, (ii) the aggregate amount of the Attributable Debt in respect of all sale and leaseback transactions entered into in reliance on the exception provided in Section 5.04(c) and (iii) the aggregate principal amount of Indebtedness of Subsidiaries of the Borrower outstanding in reliance on Section 5.06(j), does not at the time such Mortgage is incurred or granted exceed 15% of Consolidated Net Tangible Assets.
SECTION 5.04.    Sale and Leaseback. The Borrower will not, nor will it permit any Subsidiary to, sell or transfer any Specified Oil and Gas Property, with the intention of taking back a lease of such property; provided, however, this covenant shall not apply if:
(a)    the sale is to a Subsidiary of the Borrower (or to the Borrower in the case of a Subsidiary);
(b)    the lease is for a period of not more than three years by the end of which it is intended that the use of such property by the lessee will be discontinued;
(c)    the Borrower or a Subsidiary could, in accordance with Section 5.03, Mortgage such property without equally and ratably securing the Borrower’s obligations hereunder;
(d)    the transfer is incident to or necessary to effect any operating, farm out, farm in, unitization, acreage exchange, acreage contributions, bottom hole or dry hole arrangements or pooling agreement or any other agreement of the same general nature relating to the acquisition, exploration, maintenance, development and operation of oil or gas properties in the ordinary course of business or as required by regulatory agencies having jurisdiction over such property; or
(e)    (i) the Borrower promptly informs the Administrative Agent of such sale, (ii) the net proceeds of such sale are at least equal to the fair value (as determined by resolution adopted by the board of directors of the Borrower) of such property and (iii) the Borrower shall, and in any such case the Borrower covenants that it will, within 180 days after such sale, apply an amount equal to the net proceeds of such sale to the retirement of debt of the Borrower, or of a Subsidiary in the case of property of such Subsidiary, maturing by its terms more than one year after the date on which it was originally incurred (herein called “funded debt”); provided that the amount to be applied to the retirement of funded debt of the Borrower or of a Subsidiary of the Borrower shall be reduced by the amount equal to the amount below if, within 75 days after such sale, the Borrower shall deliver
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to the Administrative Agent an officer’s certificate (A) stating that on a specified date after such sale the Borrower or a Subsidiary, as the case may be, voluntarily retired a specified principal amount of funded debt, (B) stating that such retirement was not effected by payment at maturity or pursuant to any applicable mandatory sinking fund or prepayment provision (other than provisions requiring retirement of any funded debt of the Borrower or a Subsidiary, as the case may be, under the circumstances referred to in this Section 5.04) and (C) stating the then optional redemption or prepayment price applicable to funded debt so retired or, if there is no such price applicable, the amount applied by the Borrower or a Subsidiary, as the case may be, to the retirement of such funded debt. The Borrower shall deliver to the Administrative Agent a certified copy of the resolution of the board of directors of the Borrower referred to in clause (e)(ii) above and an officer’s certificate setting forth all material facts under this Section 5.04. The term “retirement” of any funded debt shall include the in-substance defeasance of such funded debt in accordance with then applicable accounting rules.
SECTION 5.05.    Maximum Debt to Capitalization Ratio. The Borrower shall not permit the ratio of Consolidated Total Indebtedness to Consolidated Capitalization as of the last day of any fiscal quarter of the Borrower to be greater than 0.65 to 1.00.
SECTION 5.06.    Subsidiary Indebtedness. From and after the Fifth Amendment Effective Date, the Borrower will not permit any Subsidiary of the Borrower to create, incur, assume or permit to exist any Indebtedness, except:
(a)    Indebtedness existing on the Fifth Amendment Effective Date which is either (i) set forth on Schedule 5.06 or (ii) in a principal amount that is less than (x) $25,000,000 individually and (y) $100,000,000 in the aggregate;
(b)    Indebtedness of any Subsidiary owing to the Borrower or any Subsidiary; provided that such Indebtedness shall not have been transferred to any Person other than the Borrower or a Subsidiary;
(c)    Guarantees by any Subsidiary of Indebtedness of any other Subsidiary; provided that a Subsidiary shall not Guarantee Indebtedness of any other Subsidiary that it would not have been permitted to incur under this Section if it were a primary obligor thereon;
(d)    Indebtedness of any Subsidiary incurred to finance the acquisition, construction, repair, development or improvement of any fixed or capital assets, including Capital Lease Obligations, and any Indebtedness assumed in connection with the acquisition of any such assets; provided that such Indebtedness when incurred shall not exceed the purchase price and costs, as applicable, of acquisition, construction, repair, development or improvement of the asset(s) financed and all fees, costs and expenses relating thereto;
(e)    Indebtedness of a Person that is not a Subsidiary of the Borrower as of the Fifth Amendment Effective Date and that becomes a Subsidiary after the
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Fifth Amendment Effective Date or is merged or consolidated with or into the Borrower or any Subsidiary after the Fifth Amendment Effective Date, in each case, if such Indebtedness is existing at the time such Person becomes a Subsidiary or is so merged or consolidated and is not incurred in contemplation of such transaction;
(f)    Indebtedness in respect of letters of credit, letters of guaranty, bankers’ acceptances and similar instruments issued for the account of any Subsidiary in the ordinary course of business;
(g)    Indebtedness in respect of netting services, overdraft protections and otherwise arising from treasury, depository and cash management services or in connection with any automated clearing-house transfers of funds, overdraft or any similar services, in each case in the ordinary course of business;
(h)    Indebtedness with respect to bid, surety, appeal, indemnity, performance or other similar bonds, workers’ compensation claims or self-insurance obligations, in each case, incurred in the ordinary course of business, and Indebtedness in the form of purchase price adjustments, earn-outs, earnest money or similar obligations incurred in connection with any acquisition or disposition;
(i)    Indebtedness owing to any insurance company in connection with the financing of insurance premiums in the ordinary course of business;
(j)    other Indebtedness of any Subsidiary; provided that at the time of and after giving pro forma effect to the creation, incurrence or assumption of any such Indebtedness, the sum, without duplication, of (i) the aggregate outstanding principal amount of all such Indebtedness of any Subsidiary, (ii) the aggregate outstanding principal amount of indebtedness for money borrowed secured by Mortgages in reliance on the last paragraph of Section 5.03 and (iii) the aggregate amount of the Attributable Debt in respect of all sale and leaseback transactions entered into in reliance on the exception provided in Section 5.04(c) does not exceed 15% of Consolidated Net Tangible Assets; and;
(k)    extensions, refinancings, renewals or replacements of the Indebtedness permitted by clause (a), (d) or (e) above which, in the case of any such extension, refinancing, renewal or replacement, does not increase the amount of the Indebtedness being extended, refinanced, renewed or replaced, other than amounts incurred to pay the costs of such extension, refinancing, renewal or replacement.
ARTICLE 6

Defaults
SECTION 6.01.    Events of Default. If one or more of the following events (“Events of Default”) shall have occurred and be continuing:
(a)    the Borrower (i) shall fail to pay when due any principal of any Loan or any reimbursement obligation in respect of any Letter of Credit or (ii) shall fail
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to pay within five Business Days after the due date thereof any interest or fees payable hereunder;
(b)    the Borrower shall fail to observe or perform any covenant contained in Section 5.01(d), 5.02 or 5.05;
(c)    the Borrower shall fail to observe or perform any covenant contained in Section 5.03 or 5.04 for five Business Days after written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Lender;
(d)    the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clauses (a), (b) or (c) above) for 30 days after written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Lender;
(e)    any representation, warranty, certification or statement made or deemed made by or on behalf of the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made or deemed made;
(f)    the Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing;
(g)    an involuntary case or other proceeding shall be commenced against the Borrower in any court of competent jurisdiction seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief approving or ordering any of the foregoing shall be entered by such court against the Borrower under the federal bankruptcy laws as now or hereafter in effect;
(h)    the Borrower shall fail generally to pay its debts as they become due;
(i)    an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect;
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(j)    the Borrower or any of its Subsidiaries shall fail to make any payment (whether of principal, interest, fees or other amounts) in respect of any Material Indebtedness, when and as the same shall become due and payable, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Material Indebtedness;
(k)    any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity; provided that this clause (k) shall not apply to (i) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, (ii) any Indebtedness that becomes due as a result of a voluntary prepayment, purchase or redemption thereof, (iii) in the case of any Swap Agreement, termination events or equivalent events pursuant to the terms of such Swap Agreement not arising as a result of a default by the Borrower or any Subsidiary thereunder, (iv) any customary debt and equity proceeds prepayment requirements contained in any bridge or other interim credit facility, (v) any Indebtedness of any Person assumed in connection with an acquisition to the extent that such Indebtedness is repaid, purchased or redeemed (or offered to be repaid, purchased or redeemed) as required by the terms thereof in connection with such acquisition or (vi) any prepayment, purchase, redemption or defeasance of any Indebtedness incurred to finance any acquisition (or related transactions, including to refinance Indebtedness of any Person acquired in such acquisition) if such acquisition is not consummated; or
(l)    one or more judgments or orders for the payment of money in an aggregate amount in excess of $150,000,000 (to the extent not covered by (i) valid and collectible insurance in respect thereof or (ii) an indemnity from an indemnitor reasonably acceptable to the Required Lenders) shall be rendered against the Borrower, any Subsidiary, or any combination thereof and either (x) proper or valid enforcement or levying proceedings shall have been commenced by any creditor upon such judgment or order or (y) such judgment or order shall continue to be unsatisfied and unstayed for a period of sixty (60) consecutive days;
then, and in every such event, the Administrative Agent shall, if requested by the Required Lenders, by notice to the Borrower terminate the Commitments, and they shall thereupon terminate, and/or declare the Loans (together with accrued interest thereon) and any other amounts payable hereunder to be, and the Loans and such amounts shall thereupon become, immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any Event of Default specified in clause (f) or (g) above, without any notice to the Borrower or any other act by the Administrative Agent or the Lenders, the Commitments shall thereupon automatically terminate and the Loans (together with accrued interest thereon) and all other amounts payable hereunder shall automatically become immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.
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SECTION 6.02.    Notice of Default. The Administrative Agent shall give notice to the Borrower under Section 6.01(c) or 6.01(d) promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof.
SECTION 6.03.    Cash Collateral. The Borrower agrees, in addition to the provisions of Section 6.01, that upon the occurrence and during the continuance of any Event of Default, it shall, if requested by the Administrative Agent upon the instruction of the Required Lenders, pay to the Administrative Agent an amount in immediately available funds (which funds shall be held as collateral pursuant to arrangements satisfactory to the Administrative Agent) equal to the aggregate amount available for drawing under all Letters of Credit outstanding at such time, provided that, upon the occurrence of any Event of Default specified in Section 6.01(f) or 6.01(g), the Borrower shall pay such amount forthwith without any notice or demand or any other act by the Administrative Agent or the Lenders. Any such funds held as collateral by the Administrative Agent shall be held for the satisfaction of the reimbursement obligations of the Borrower for the aggregate Letter of Credit Liabilities at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Required Lenders), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.
ARTICLE 7

The Administrative Agent
SECTION 7.01.    Appointment and Authorization. Each Lender and Issuing Bank irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors to serve as administrative agent hereunder and authorizes the Administrative Agent to take such action and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with all such powers as are reasonably incidental thereto.
SECTION 7.02.    Administrative Agent and Affiliates. The Person serving as the Administrative Agent shall have the same rights and powers under this Agreement in its capacity as a Lender or an Issuing Bank as any other Lender or Issuing Bank and may exercise or refrain from exercising the same as though it were not the Administrative Agent. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate of the Borrower as if it were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or the Issuing Banks.
SECTION 7.03.    Action by Administrative Agent. The Administrative Agent shall not have any duties or obligations except those expressly set forth in this Agreement, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any
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fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” herein with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties), (b) the Administrative Agent shall not have any duty to take any discretionary action or to exercise any discretionary power, except discretionary rights and powers expressly contemplated by this Agreement that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in this Agreement), provided that the Administrative Agent shall not be required to take any action that, in its opinion, could expose the Administrative Agent to liability or be contrary to this Agreement or applicable law, (c) the Administrative Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6, and (d) except as expressly set forth in this Agreement, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, any Subsidiary or any other Affiliate thereof that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity.
SECTION 7.04.    Consultation with Experts. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.
SECTION 7.05.    Liability of Administrative Agent. Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by it in connection herewith (a) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in this Agreement) or (b) in the absence of its own gross negligence or willful misconduct or a material breach by the Administrative Agent of the express terms of this Agreement, as determined by a final judgment of a court of competent jurisdiction (so long as such determination has not been reversed or vacated on appeal); provided that the provisions of this sentence are for the sole benefit of the Administrative Agent and shall not release any Lender from liability it would otherwise have to the Borrower. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof (stating that it is a “notice of default”) is given to the Administrative Agent by the Borrower, a Lender or an Issuing Bank, and neither the Administrative Agent nor any of its Related Parties shall be responsible for or have any duty to ascertain, inquire into or verify (i) any recitals, statement, warranty or representation made under or in connection with this Agreement or any Credit Event, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants or agreements of the Borrower hereunder or the occurrence of any Default, (iv) the
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satisfaction of any condition specified in Article 3, except for confirmation of the receipt of items (which on their face purport to be such items) required to be delivered to the Administrative Agent, or (v) the value, sufficiency, validity, enforceability, effectiveness or genuineness of this Agreement or any other instrument or writing furnished in connection herewith (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page). The Administrative Agent shall be entitled to rely, and shall not incur any liability for relying, upon any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements for being the signatory, sender or authenticator thereof). The Administrative Agent also shall be entitled to rely, and shall not incur any liability for relying, upon any statement made to it orally or by telephone and believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements for being maker thereof), and may act upon any such statement prior to receipt of written confirmation thereof. In determining compliance with any condition hereunder to the making of any Credit Event, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance to the making of such Loan or the issuance of such Letter of Credit.
SECTION 7.06.    Credit Decision; Acknowledgements of Lenders and Issuing Banks. (a)  Each Lender and Issuing Bank acknowledges that it has, independently and without reliance on the Administrative Agent, the Arrangers or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Bank also acknowledges that it will, independently and without reliance on the Administrative Agent, the Arrangers or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.
(b)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain
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transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(c)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (b) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (b), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement or any documents related hereto).
SECTION 7.07.    Successor Administrative Agent. The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Borrower shall have the right to appoint a successor Administrative Agent from among the Lenders, subject to the approval of the Required Lenders, which shall not be unreasonably withheld. If no successor Administrative Agent shall have been so appointed by the Borrower and approved by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent resigns as Administrative Agent hereunder, the provisions of this
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Article and of Section 9.03 shall inure to its benefit as to actions taken or omitted to be taken by it while it was Administrative Agent.
SECTION 7.08.    Acknowledgements of Lenders. (a)  Each Lender and each Issuing Bank hereby agrees that (i) if the Administrative Agent notifies such Lender or Issuing Bank that the Administrative Agent has determined in its sole discretion that any funds received by such Lender or Issuing Bank from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender or Issuing Bank (whether or not known to such Lender or Issuing Bank), and demands the return of such Payment (or a portion thereof), such Lender or Issuing Bank shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or Issuing Bank to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (ii) to the extent permitted by applicable law, such Lender or Issuing Bank shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender or Issuing Bank under this Section 7.08(a) shall be conclusive, absent manifest error.
(b)    Each Lender and each Issuing Bank hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (i) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (ii) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender and each Issuing Bank agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender or Issuing Bank shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or Issuing Bank to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(c)    Each party hereby agrees that (i) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender or Issuing Bank that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be
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subrogated to all the rights of such Lender or Issuing Bank with respect to such amount and (ii) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations owed by the Borrower, except, in each case, to the extent such erroneous Payment is, and solely with respect to the amount of such erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower.
(d)    Each party’s obligations under this Section 7.08 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Loans or other obligations hereunder.
SECTION 7.09.    Administrative Agent’s Fee. The Borrower shall pay to the Administrative Agent for its own account fees in the amounts and at the times previously agreed upon by the Borrower and the Administrative Agent.
SECTION 7.10.    Other Agents. None of the Arrangers, the Documentation Agents or the Syndication Agent, in their capacities as such, shall have any duties or obligations of any kind under this Agreement.
ARTICLE 8

Change in Circumstances
SECTION 8.01.    Alternate Rate of Interest.
(a)    Subject to Section 8.01(b), if:
(i)    the Administrative Agent reasonably determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term SOFR Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR (including because the Term SOFR Reference Rate is not available or published on a current basis) for such Interest Period or (B) at any time, that adequate and reasonable means do not exist for ascertaining the Adjusted Daily Simple SOFR; or
(ii)    the Administrative Agent is advised by the Required Lenders (A) prior to the commencement of any Interest Period for a Term SOFR Borrowing, that the Adjusted Term SOFR for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period or (B) at any time, that the Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in any Daily Simple SOFR Borrowing;
then the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders and (x) until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Notice of Interest Rate Election
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in accordance with Section 2.09 or a new Notice of Revolving Borrowing in accordance with Section 2.02, any Notice of Interest Rate Election that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term SOFR Borrowing and any Notice of Revolving Borrowing that requests a Term SOFR Borrowing shall instead be deemed to be an Notice of Interest Rate Election or a Notice of Revolving Borrowing, as applicable, for (x) a Daily Simple SOFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 8.01(a)(i) or 8.01(a)(ii) above or (y) a Base Rate Borrowing if the Adjusted Daily Simple SOFR also is the subject of Section 8.01(a)(i) or 8.01(a)(ii) above. Furthermore, if any Term SOFR Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 8.01(a) with respect to the Adjusted Term SOFR, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Notice of Interest Rate Election in accordance with Section 2.09 or a new Notice of Revolving Borrowing in accordance with Section 2.02 any Term SOFR Loan shall, on the last day of the Interest Period applicable to such Loan, convert to, and shall constitute, (x) a Daily Simple SOFR Loan so long as the Adjusted Daily Simple SOFR is not also the subject of Section 8.01(a)(i) or 8.01(a)(ii) above or (y) a Base Rate Loan if the Adjusted Daily Simple SOFR also is the subject of Section 8.01(a)(i) or 8.01(a)(ii) above.
(b)    (i)  Notwithstanding anything to the contrary herein, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder in respect of any Benchmark setting at or after 5:00 p.m., New York City time, on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.
(ii)    Notwithstanding anything to the contrary herein, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(iii)    The Administrative Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark
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Replacement Conforming Changes, (D) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (iv) below and (E) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 8.01(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement, except, in each case, as expressly required pursuant to this Section 8.01(b).
(iv)    Notwithstanding anything to the contrary herein, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including Term SOFR) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(v)    Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Term SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a Term SOFR Borrowing into a request for a borrowing of or conversion to (A) a Daily Simple SOFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (B) a Base Rate Borrowing if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event. Furthermore, if any Term SOFR Loan is outstanding on the date of the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period with respect to Term SOFR, then until such time as a Benchmark Replacement is implemented pursuant to this Section 8.01, any Term SOFR Loan shall, on the last day of the Interest Period applicable to such Loan, convert to, and shall constitute, (x) a Daily Simple SOFR Loan so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) a Base Rate Loan if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event.
SECTION 8.02.    Illegality. (a)  If, on or after the Effective Date, any Change in Law shall make it unlawful or impossible for any Lender (or its applicable
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lending office) to make, maintain or fund its Term SOFR Loans and such Lender shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Borrower, whereupon until such Lender notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make Term SOFR Loans, or to continue or convert outstanding Loans as or into Term SOFR Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section 8.02, such Lender shall designate a different lending office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.
(b)    If such notice is given, each Term SOFR Loan of such Lender then outstanding shall be converted to a Base Rate Loan either (i) on the last day of the then current Interest Period applicable to such Term SOFR Loan, if such Lender may lawfully continue to maintain and fund such Loan as a Term SOFR Loan to such day, or (ii) immediately, if such Lender shall determine that it may not lawfully continue to maintain and fund such Loan as a Term SOFR Loan to such day. Interest and principal on any such Base Rate Loan shall be payable on the same dates as, and on a pro rata basis with, the interest and principal payable on the related Term SOFR Loans of the other Lenders.
SECTION 8.03.    Increased Cost and Reduced Return. (a)  If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit or similar requirement (including any compulsory loan or insurance charge) against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or any Issuing Bank;
(ii)    impose on any Lender or any Issuing Bank or the applicable offshore market any other condition, cost or expense (other than with respect to Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or
(iii)    subject any Recipient to any Taxes on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto (other than (A) Indemnified Taxes, (B) Other Connection Taxes (x) imposed on (or measured by) gross or net income (however denominated), profits or revenue (including value-added or similar Taxes) or (y) that are franchise Taxes or branch profits Taxes and (C) Excluded Taxes described in clauses (b) through (e) of the definition of Excluded Taxes);
and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting into or maintaining any Loan (or of maintaining its obligation to make any Loan), or to increase the cost to such Lender, such Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit)
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or to reduce the amount of any sum received or receivable by such Lender, such Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then subject to Sections 8.03(c) and 8.03(d), the Borrower will pay to such Lender, such Issuing Bank or such other Recipient such additional amount or amounts as will compensate such Lender, such Issuing Bank or such other Recipient for such additional costs incurred or reduction suffered.
(b)    If any Lender or any Issuing Bank determines in good faith that any Change in Law affecting such Lender or such Issuing Bank or any lending office of such Lender or such Lender’s or such Issuing Bank’s holding company, if any, regarding capital or liquidity requirements has the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitment of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time, subject to Sections 8.03(c) and 8.03(d), the Borrower will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered; provided that such Lender or such Issuing Bank is generally seeking, or intends generally to seek, compensation from similarly situated borrowers under similar credit facilities (to the extent such Lender or such Issuing Bank has the right under such similar credit facilities to do so) with respect to such Change in Law regarding capital or liquidity requirements.
(c)    A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in Section 8.03(a) or 8.03(b), including in reasonable detail a description of the basis for such claim for compensation and an explanation of how such amount or amounts were determined, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof.
(d)    Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section 8.03 shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section 8.03 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower in writing of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor; provided further that if the Change in Law giving rise to such increased costs or reductions is retroactive,
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then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.
SECTION 8.04.    Base Rate Loans Substituted for Affected Term SOFR Loans. If (a) the obligation of any Lender to make, or to continue or convert outstanding Loans as or to, Term SOFR Loans has been suspended pursuant to Section 8.02 or (b) any Lender has demanded compensation under Section 8.03 with respect to its Term SOFR Loans and the Borrower shall, by at least five Business Days’ prior notice to such Lender through the Administrative Agent, have elected that the provisions of this Section 8.04 shall apply to the Lender demanding such compensation, then, unless and until such Lender notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, all Loans which would otherwise be made by such Lender as (or continued as or converted to) Term SOFR Loans shall instead be Base Rate Loans on which interest and principal shall be payable contemporaneously with the related Term SOFR Loans of the other Lenders. If such Lender notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist, the principal amount of each such Base Rate Loan shall, subject to Section 8.02, be converted into a Term SOFR Loan on the first day of the next succeeding Interest Period applicable to the related Term SOFR Loans of the other Lenders.
SECTION 8.05.    Taxes. (a)  Withholding of Taxes; Gross-Up. Each payment by the Borrower hereunder shall be made without withholding for any Taxes, unless such withholding is required by any law. If any Withholding Agent determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes from any such payment, then such Withholding Agent may so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the amount payable by the Borrower shall be increased as necessary so that, net of such withholding (including such withholding for Indemnified Taxes applicable to additional amounts payable under this Section 8.05), the applicable Recipient receives the amount it would have received had no such withholding for Indemnified Taxes been made.
(b)    Payment of Other Taxes by the Borrower. The Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.
(c)    Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 8.05, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(d)    Indemnification by the Borrower. The Borrower shall indemnify each Recipient for any Indemnified Taxes that are paid or payable (without duplication) by such Recipient in connection with this Agreement (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 8.05) and any
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reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that the Borrower shall not be required to indemnify a Recipient pursuant to this Section 8.05(d) for any Indemnified Taxes unless such Recipient notifies the Borrower of the indemnification claim for such Indemnified Taxes no later than 180 days after the date on which such Recipient has made payment of such Indemnified Taxes. The indemnity under this Section 8.05(d) shall be paid within 20 days after the Recipient delivers to the Borrower a certificate stating the amount of any Indemnified Taxes so paid or payable by such Recipient and describing the basis for the indemnification claim (including how such amounts were determined). Such certificate shall be conclusive of the amount so paid or payable absent manifest error. Such Recipient shall deliver a copy of such certificate to the Administrative Agent.
(e)    Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent for (i) any Taxes (but, in the case of any Indemnified Taxes, only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so) attributable to such Lender and (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.06(g) relating to the maintenance of a Participant Register, in each case that are paid or payable by the Administrative Agent in connection with this Agreement and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnity under this Section 8.05(e) shall be paid within 10 days after the Administrative Agent delivers to the applicable Lender a certificate stating the amount of Taxes so paid or payable by the Administrative Agent. Such certificate shall be conclusive of the amount so paid or payable absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 8.05(e) to the extent such amount shall not have been paid as provided herein.
(f)    Status of Lenders. (i) Any Lender that is entitled to an exemption from, or reduction of, withholding Tax with respect to any payments under this Agreement shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without, or at a reduced rate of, withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to any withholding (including backup withholding) or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 8.05(f)(ii)(A) through (E) and Section 8.05(g)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject
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such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Upon the reasonable request of the Borrower or the Administrative Agent, any Lender shall update any form or certification previously delivered pursuant to this Section 8.05(f) or Section 8.05(g). If any form or certification previously delivered pursuant to this Section 8.05(f) or Section 8.05(g) expires or becomes obsolete or inaccurate in any respect with respect to a Lender, such Lender shall promptly (and in any event within 10 days after such expiration, obsolescence or inaccuracy) notify the Borrower and the Administrative Agent in writing of such expiration, obsolescence or inaccuracy and update the form or certification if it is legally eligible to do so.
(ii)    Without limiting the generality of the foregoing, any Lender shall, if it is legally eligible to do so, deliver to the Borrower and the Administrative Agent (in such number of copies reasonably requested by the Borrower and the Administrative Agent) on or prior to the date on which such Lender becomes a party hereto (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), duly completed and executed copies of whichever of the following is applicable:
(A)    in the case of a Lender that is a U.S. Person, IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;
(B)    in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (1) with respect to payments of interest under this Agreement, IRS Form W-8BEN or W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (2) with respect to any other applicable payments under this Agreement, IRS Form W-8BEN or W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(C)    in the case of a Non-U.S. Lender, IRS Form W-8ECI;
(D)    in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code both (1) IRS Form W-8BEN or W-8BEN-E (as applicable) and (2) a certificate substantially in the form of Exhibit B (a “U.S. Tax Certificate”) to the effect that such Lender is neither (a) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (b) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code or (c) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code;
(E)    in the case of a Non-U.S. Lender that is not the beneficial owner of payments made under this Agreement (including a partnership or a participating Lender) (1) an IRS Form W-8IMY on behalf of itself and (2) the relevant forms prescribed in clauses (A), (B), (C), (D), (E) and (F) of this Section 8.05(f)(ii) that would be required of each such beneficial owner or partner of such partnership if
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such beneficial owner or partner were a Lender; provided, however, that if the Lender is a partnership and one or more of its direct or indirect partners are claiming the exemption for portfolio interest under Section 881(c) of the Code, such Lender may provide a U.S. Tax Certificate on behalf of such partners; or
(F)    any other form prescribed by law as a basis for claiming exemption from, or a reduction of, U.S. Federal withholding Tax together with such supplementary documentation necessary to enable the Borrower or the Administrative Agent to determine the amount of Tax (if any) required by law to be withheld.
(g)    FATCA. If a payment made to a Lender hereunder would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine that such Lender has or has not complied with such Lender’s obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 8.05(g), “FATCA” shall include any amendments made to FATCA after the Effective Date.
(h)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 8.05 (including by payment of additional amounts pursuant to this Section 8.05), it shall, within 45 days after receiving such refund, pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 8.05 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid to such indemnifying party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 8.05(h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 8.05(h) the payment of which would place such indemnified party in a less favorable net after-Tax position than it would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 8.05(h) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person.
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(i)    Defined Terms. For purposes of this Section 8.05, the term “Lender” includes any Issuing Bank and the term “law” includes FATCA.
SECTION 8.06.    Mitigation Obligations; Replacement of Lenders. (a)  Mitigation Obligations. If any Lender requests compensation under Section 8.03, or the Borrower is or will be required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 8.05, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 8.03 or 8.05, as the case may be, in the future and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)    Replacement of Lenders. If (i) the obligation of any Lender to make or to convert or continue outstanding Loans as or into Term SOFR Loans has been suspended pursuant to Section 8.02, (ii) any Lender has demanded compensation under Section 8.03 or the Borrower is or will be required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 8.05, (iii) any Lender has become a Defaulting Lender, (iv) any Lender refuses to consent to any proposed amendment, modification, waiver or consent with respect to any provision hereof that requires the unanimous approval of all Lenders, or the approval of each of the Lenders affected thereby (in each case in accordance with Section 9.05), and the consent of the Required Lenders shall have been obtained with respect to such amendment, modification, waiver or consent, or (v) any Lender shall be a Declining Lender, then the Borrower shall have the right, upon notice to such Lender and the Administrative Agent, to designate a substitute financial institution or financial institutions (which may be one or more of the Lenders) to purchase for cash, pursuant to an Assignment and Assumption and in accordance with Section 9.06(b), the outstanding Revolving Loans and funded participations in Letter of Credit drawings and Swingline Loans of such Lender and assume the Commitment of such Lender, without recourse to or warranty by, or expense to, such Lender, for a purchase price equal to the principal amount of all of such Lender’s outstanding Revolving Loans and funded participations in Letter of Credit drawings and Swingline Loans plus any accrued but unpaid interest thereon and accrued but unpaid fees for the account of such Lender hereunder, plus such amount, if any, as would be payable pursuant to Section 2.14 if the outstanding Revolving Loans of such Lender were prepaid in their entirety on the date of consummation of such assignment, provided that the Borrower shall have received the prior written consent of the Administrative Agent, the Swingline Lender and each Issuing Bank to the extent such consent is required under Section 9.06(b), which consent shall not unreasonably be withheld, conditioned or delayed. Each party hereto agrees that an assignment required pursuant to this Section 8.06(b) may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and that the Lender required to make such assignment need not be a party thereto.

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SECTION 8.07.    Notice Mandatory. The Administrative Agent or the affected Lender, as the case may be, shall promptly give notice to the Borrower when circumstances which gave rise to a suspension of the obligations of the Lenders or a Lender to make or maintain Term SOFR Loans pursuant to Section 8.01 or 8.02 no longer exist.
ARTICLE 9

Miscellaneous
SECTION 9.01.    Notices. (a)  Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 9.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent e-mail, as follows:
(i)    if to the Borrower, to it at 990 Town & Country Boulevard, Houston, TX 77024 Attention of Jim Sandoval, Vice President and Treasurer (Phone No.: (713) 296-4623; E-Mail: jamessandoval@marathonoil.com);
(ii)    if to the Administrative Agent or the Swingline Lender, to JPMorgan Chase Bank, N.A., Loan & Agency Services Group, 500 Stanton Christiana Road, NCC5 / 1st Floor, Newark, DE, 19713, Attention of Leah Bain (E-Mail: leah.bain@chase.com); for Agency Withholding Tax Inquiries, Email: agency.tax.reporting@jpmorgan.com; for Agency Compliance/ Financials/ Intralinks, Email: covenant.compliance@jpmchase.com;
(iii)    if to JPMorgan as an Issuing Bank, to JPMorgan Chase Bank, N.A, 10420 Highland Manor Dr. 4th Floor, Tampa, FL 33610, Attention of Standby LC Unit (E-Mail: GTS.Client.Services@jpmchase.com) with a copy to JPMorgan Chase Bank, N.A., Loan & Agency Services Group, 500 Stanton Christiana Road, NCC5 / 1st Floor, Newark, DE, 19713, Attention of Leah Bain (E-Mail: leah.bain@chase.com);
(iv)    if to any other Issuing Bank, to it at its address (or e-mail address) most recently specified by it in a notice delivered to the Administrative Agent and the Borrower (or, in the absence of any such notice, to the address (or e-mail address) set forth in the Administrative Questionnaire of the Lender that is serving as such Issuing Bank or is an Affiliate thereof);and
(v)    if to any other Lender, to it at its address (or fax number or e-mail address) set forth in its Administrative Questionnaire.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received and notices delivered through electronic communications to the extent provided in Section 9.01(b) shall be effective as provided in such Section.
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(b)    Notices and other communications to the Lenders and Issuing Banks hereunder may, in addition to email, be delivered or furnished by electronic communications (including Internet and intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices under Article 2 to any Lender or Issuing Bank if such Lender or Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by such electronic communication. Any notices or other communications to the Administrative Agent or the Borrower may, in addition to email, be delivered or furnished by electronic communications pursuant to procedures approved by the recipient thereof prior thereto; provided that approval of such procedures may be limited or rescinded by any such Person by notice to each other such Person. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient; and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
(c)    Any party hereto may change its address for notices and other communications hereunder by notice to the other parties hereto.
(d)    The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communication available to the Issuing Banks and the Lenders by posting such Communication on Debt Domain, Intralinks™, Syndtrak or a similar electronic transmission system providing for access to data protected by passcodes or other security system (the “Platform”). The Platform is provided “as is” and “as available”. Neither the Administrative Agent nor any of its Related Parties warrants, or shall be deemed to warrant, the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made, or shall be deemed to be made, by the Administrative Agent or any of its Related Parties in connection with the Communications or the Platform.
SECTION 9.02.    No Waivers. No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right, power or privilege hereunder or under any Letter of Credit shall operate as a waiver thereof, nor shall any single or partial exercise thereof, or any abandonment or discontinuance of steps to enforce such a right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
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SECTION 9.03.    Expenses; Indemnification; Limitation of Liability. (a)  The Borrower shall pay (i) all reasonable and documented (with reasonably detailed invoices) out-of-pocket expenses of the Administrative Agent, including fees and disbursements of counsel for the Administrative Agent, in connection with the preparation of this Agreement, any waiver or consent hereunder or any amendment hereof (whether or not the transactions contemplated thereby shall be consummated) or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all reasonable and documented (with reasonably detailed invoices) out-of-pocket expenses incurred by the Administrative Agent, any Issuing Bank or any Lender, including (without duplication) the fees and disbursements of outside counsel, in connection with such Event of Default and collection, or any bankruptcy, insolvency, reorganization or other enforcement proceedings resulting therefrom.
(b)    The Borrower agrees to indemnify the Administrative Agent, each Arranger, each Issuing Bank, each Lender and their respective Related Parties (each, an “Indemnitee”) and hold each Indemnitee harmless from and against any and all Liabilities and expenses of any kind, including reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether based on contract, tort or any other theory, whether initiated against or by any party hereto, any Affiliate thereof or any third party and whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans or Letters of Credit hereunder; provided that (i) no Indemnitee shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct or for its material breach of the express terms of this Agreement, in each case as determined by final judgment of a court of competent jurisdiction (so long as such determination has not been reversed or vacated on appeal), or in connection with any such proceeding not relating to or arising from any act or omission by the Borrower or any of its Subsidiaries brought by an Indemnitee against any other Indemnitee (other than any such proceeding brought against the Administrative Agent, any Arranger or any other titled Person in its capacity as, or in fulfilling its role as, such), (ii) the Borrower shall not, in connection with any such proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm at any one time for the Indemnitees (which shall be selected by the Administrative Agent after consultation with the Borrower), provided that in the case of a conflict of interest where the Indemnitee affected by such conflict informs the Borrower of such conflict, the Borrower shall be responsible for the reasonable fees and expenses of one firm of counsel for each such affected Indemnitee, (iii) each Indemnitee shall consult with the Borrower from time to time at the request of the Borrower regarding the conduct of the defense in any such proceeding, and (iv) the Borrower shall not be obligated to pay an amount of any settlement entered into without its consent (which shall not be unreasonably withheld or delayed). This Section 9.03(b) shall not apply with respect to Taxes, other than any Taxes that represent liabilities, losses, damages, costs and expenses arising from any non-Tax claim.
(c)    To the extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives, any Liabilities against any other party hereto and, in the case of the Borrower, against any other Lender-Related Person, on any theory
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of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any Loan or Letter of Credit or the use of proceeds thereof; provided that nothing in this Section 9.03(c) shall limit the indemnification obligations of the Borrower under Section 9.03(b) with respect to any special, indirect, consequential or punitive damages that may be awarded against any Indemnitee in favor of any third party. The Borrower shall not assert, and hereby waives, any claim against any Lender-Related Person, on any theory of liability, for any Liabilities arising from the use by others of information or other materials (including any personal data) obtained through telecommunications, electronic or other information transmission systems (including the internet); provided that the foregoing shall not apply to the extent such Liabilities are found by a final judgment of a court of competent jurisdiction to have arisen from the willful misconduct or gross negligence of such Indemnitee or the material breach by such Indemnitee of its agreements in Section 9.13 (which judgment has not been reversed or vacated on appeal).
(d)    To the extent that the Borrower fails to pay any amount required to be paid by it under this Section 9.03 to the Administrative Agent (or any sub-agent thereof), any Issuing Bank, the Swingline Lender or any Related Party of any of the foregoing (and without limiting the Borrower’s obligation to do so), each Lender severally agrees to pay to the Administrative Agent (or such sub-agent), such Issuing Bank, the Swingline Lender or such Related Party, as the case may be, such Lender’s ratable share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount. For purposes of this Section 9.03(d), a Lender’s “ratable share” shall be determined based upon its share of the sum of the Total Outstanding Amount (provided that for such purpose the Swingline Liabilities of any Lender that is the Swingline Lender shall be deemed to exclude that portion of its Swingline Liabilities that exceeds its Percentage of the aggregate principal amount of all outstanding Swingline Loans) and unused Commitments at the time (or most recently outstanding and in effect).
(e)    All amounts due under this Section 9.03 shall be payable within 30 days after written demand therefor.
SECTION 9.04.    Sharing. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in disbursements under Letters of Credit or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in disbursements under Letters of Credit and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall notify the Administrative Agent of such fact and shall purchase (for cash at face value) participations in the Loans and participations in disbursements under Letters of Credit and Swingline Loans of other Lenders to the extent necessary so that the amount of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amounts of principal of and accrued interest on their Loans and participations in disbursements under Letters of Credit and Swingline Loans; provided that (a) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be
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rescinded and the purchase price restored to the extent of such recovery, without interest, and (b) the provisions of this Section 9.04 shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (for the avoidance of doubt, as in effect from time to time), including Section 2.16, or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in disbursements under Letters of Credit or Swingline Loans to any Person that is an Eligible Assignee (as such term is defined from time to time). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.
SECTION 9.05.    Amendments and Waivers. (a)  Except as provided in Section 9.05(b), any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if the rights or duties of any Issuing Bank, the Swingline Lender or the Administrative Agent are affected thereby, by such Issuing Bank, the Swingline Lender or the Administrative Agent, as applicable); provided that no such amendment or waiver shall:
(i)    unless signed by each affected Lender, (A) increase the Commitment of any Lender, (B) reduce the principal of or interest on any Loan or the amount to be reimbursed in respect of any Letter of Credit or any interest thereon or any fees hereunder, (C) change the currency in which Loans are available hereunder or (D) postpone the date fixed for any payment of principal of or interest on any Loan or for reimbursement in respect of any Letter of Credit or any fees hereunder (or reduce the amount of, waive or excuse any such payment), or postpone the date fixed for the termination of any Commitment or (except as expressly provided in Section 2.04) the expiry date of any Letter of Credit; or
(ii)    unless signed by all Lenders, (A) change the percentage of the Credit Exposures which shall be required for the Lenders or any of them to take any action under this Section 9.05(a) or any other provision of this Agreement, (B) change this Section 9.05(a), (C) change Section 9.04 in a manner that would alter the pro rata sharing of payments required thereby or (D) change Section 2.11 in a manner that would alter the ratable reduction of Commitments required thereby.
(b)    Notwithstanding anything to the contrary in Section 9.05(a):
(i)    any provision of this Agreement may be amended by an agreement in writing entered into by the Borrower and the Administrative Agent to cure any ambiguity, omission, defect or inconsistency of a technical nature so long as the Lenders shall have received at least 10 Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within 10 Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment;
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(ii)    the amount set forth with respect to any Issuing Bank as its Letter of Credit Commitment may be amended by a writing signed by the Borrower and such Issuing Bank, without the requirement of a consent of any other Person;
(iii)    this Agreement may be amended as provided in Sections 2.04(g) (and, with respect to the addition of new Issuing Banks, the definition of the term Issuing Banks), 2.17, 2.18 and 8.01(b); and
(iv)    no consent with respect to any amendment or waiver of this Agreement shall be required of any Defaulting Lender, except with respect to any amendment or waiver referred to in clause (i) of Section 9.05(a) and then only in the event such Defaulting Lender shall be an affected Lender with respect thereto.
(c)    The Administrative Agent may, but shall have no obligation to, with the prior written concurrence of any Lender, execute amendments, waivers or other modifications on behalf of such Lender. Any amendment, waiver or other modification effected in accordance with this Section 9.05 shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender.
SECTION 9.06.    Successors and Assigns. (a)  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any branch or Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) except as expressly provided in Section 5.02, the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.06. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any branch or Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in Section 9.06(e)), the Arrangers, the Syndication Agent, the Documentation Agents and, to the extent expressly contemplated hereby, the Related Parties of any of the Administrative Agent, the Arrangers, the Syndication Agent, the Documentation Agents, any Issuing Bank and any Lender) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent of the Administrative Agent (provided that no consent of the Administrative Agent shall be required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund), each Issuing Bank, the Swingline Lender and, unless an Event of Default has occurred and is continuing, the Borrower (provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund) (each such consent not to be unreasonably withheld, conditioned or delayed); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s
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Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $10,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consent (each such consent not to be unreasonably withheld, delayed or conditioned), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, (iv) the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable law, including Federal, State and foreign securities laws and (v) the assignee, if it shall not be a Lender, shall be required to execute and deliver the applicable forms to the extent required under Sections 8.05(f) and 8.05(g) for any Lender, and no assignment shall be effective in connection herewith unless and until such forms are so delivered. If the consent of the Borrower is required under this Section 9.06(b), the Borrower shall be deemed to have given its consent 10 Business Days after the date notice thereof has been delivered by the assigning Lender (through the Administrative Agent), unless such consent is expressly refused by the Borrower prior to such 10th Business Day. Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 9.06(d), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits (and subject to the obligations) of Section 2.14, 8.03, 8.05 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.06(b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 9.06(e).
(c)    The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in the United States of America a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent, the Lenders and the Issuing Banks shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement,
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notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Issuing Bank and any Lender (as to its own interest hereunder), at any reasonable time and from time to time upon reasonable prior notice.
(d)    Upon receipt by the Administrative Agent of an Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire and the applicable forms to the extent required under Sections 8.05(f) and 8.05(g) (unless the assignee shall already be a Lender hereunder) and the processing and recordation fee referred to in this Section 9.06, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that the Administrative Agent shall not be required to accept such Assignment and Assumption or so record the information contained therein if the Administrative Agent reasonably believes that such Assignment and Assumption lacks any written consent required by this Section 9.06 or is otherwise not in proper form, it being acknowledged that the Administrative Agent shall have no duty or obligation (and shall incur no Liability) with respect to obtaining (or confirming the receipt) of any such written consent or with respect to the form of (or any defect in) such Assignment and Assumption, any such duty and obligation being solely with the assigning Lender and the assignee. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 9.06(d), and following such recording, unless otherwise determined by the Administrative Agent (such determination to be made in the sole discretion of the Administrative Agent, which determination may be conditioned on the consent of the assigning Lender and the assignee), shall be effective notwithstanding any defect in the Assignment and Assumption relating thereto. Each assigning Lender and the assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the Administrative Agent that all written consents required by this Section 9.06 with respect thereto (other than the consent of the Administrative Agent) have been obtained and that such Assignment and Assumption is otherwise duly completed and in proper form, and each assignee, by its execution and delivery of an Assignment and Assumption, shall be deemed to have represented to the assigning Lender and the Administrative Agent that such assignee is an Eligible Assignee.
(e)    Any Lender may, without the consent of the Borrower, the Administrative Agent, any Issuing Bank or the Swingline Lender, sell participations to one or more Eligible Assignees (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment, Loans, Swingline Liabilities and/or Letter of Credit Liabilities owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 9.05(a)(i) that affects
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such Participant. Subject to Section 9.06(f), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 8.03 and 8.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.06(b) (thereby becoming a Lender). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.04 as though it were a Lender, provided such Participant agrees to be subject to Section 9.04 as though it were a Lender. The Borrower shall be notified promptly by the applicable Lender of each participation sold by such Lender to a Participant pursuant to this Section 9.06(e).
(f)    A Participant shall not be entitled to receive any greater payment under Section 8.03 or 8.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant shall not be entitled to the benefits of Section 8.05 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 8.05 (including Sections 8.05(f) and 8.05(g)) and be subject to Section 8.06 as though it were a Lender.
(g)    Each Lender that sells a participation shall, acting solely for this purpose as a nonfiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any rights and/or obligations under this Agreement (including all or a portion of its Commitment, Loans and/or Letter of Credit Liabilities or its other obligations under this Agreement) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loans and/or Letter of Credit Liabilities or other obligations is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(h)    Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank authority, and this Section 9.06 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
SECTION 9.07.    Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have
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been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank, any Lender or any Affiliate of any of the foregoing may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or been terminated. Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement, in the event that, in connection with the refinancing or repayment in full of the credit facility provided for herein, an Issuing Bank shall have provided to the Administrative Agent a written consent to the release of the Lenders from their obligations hereunder with respect to any Letter of Credit issued by such Issuing Bank (whether as a result of the obligations of the Borrower in respect of such Letter of Credit having been collateralized in full by a deposit of cash with such Issuing Bank, or being supported by a letter of credit that names such Issuing Bank as the beneficiary thereunder, or otherwise), then from and after such time such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement (other than Sections 2.14, 8.03, 8.05 and 9.03), and the Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.04(c). In addition, notwithstanding anything to the contrary set forth in this Agreement, in the event that on the Letter of Credit Termination Date any Letter of Credit shall be a Backstopped Letter of Credit, then, unless on such date any unreimbursed drawing shall have been outstanding thereunder, such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement (other than Sections 2.14, 8.03, 8.05 and 9.03), and the Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.04(c). The provisions of Sections 2.14, 8.03, 8.05 and 9.03 and Article 7 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the termination of the Commitments.
SECTION 9.08.    Governing Law; Submission to Jurisdiction; Consent to the Service of Process. (a)  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
(b)    Each party hereto hereby irrevocably and unconditionally submits to the jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York County, and any appellate court from any thereof, for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment, and each party hereto hereby irrevocably and unconditionally agrees that any such legal proceeding shall be heard and determined exclusively in such Federal court or, if such Federal court shall not have subject matter jurisdiction, such New York State court. Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the
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venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party hereto agrees that a final judgment in any such proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c)    Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
SECTION 9.09.    Counterparts; Integration; Electronic Execution. (a)  This Agreement may be signed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
(b)    This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(c)    Delivery of an executed counterpart of a signature page of this Agreement and/or any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement and/or the transactions contemplated hereby and/or thereby (each, an “Ancillary Document”) that is an Electronic Signature transmitted by fax, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement or such Ancillary Document, as applicable. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Agreement and/or any Ancillary Document shall be deemed to include Electronic Signatures and deliveries or the keeping of records in any electronic form (including deliveries by fax, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent, the Lenders and the Issuing Banks shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent, any Lender or any Issuing Bank, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower hereby (A) agrees that, for all purposes, including, without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Issuing Banks
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and the Borrower, Electronic Signatures transmitted by fax, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) agrees that the Administrative Agent, each of the Lenders and the Issuing Banks may, at its option, create one or more copies of this Agreement and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any Lender-Related Person for any Liabilities arising solely from the Administrative Agent’s, any Lender’s and/or any Issuing Bank’s reliance on or use of Electronic Signatures and/or transmissions by fax, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
SECTION 9.10.    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 9.11.    Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and Issuing Bank, and each Affiliate of any of the foregoing (other than, in each case, a Defaulting Lender), is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) or other amounts at any time held and other obligations (in whatever currency) at any time owing by such Lender or Issuing Bank, or by such an Affiliate, to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower that are due and payable at such time under this Agreement held by such Lender or Issuing Bank, irrespective of whether or not such Lender or Issuing Bank shall have made any demand under this Agreement and although such obligations of the Borrower are owed to a branch, office or Affiliate of such Lender or such Issuing Bank different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Lender and Issuing Bank, and each Affiliate of any of the foregoing, under this Section 9.11 are in addition to other rights and remedies (including other rights of setoff) that such Lender, Issuing Bank or Affiliate may have. Each Lender and Issuing Bank agrees to notify the Borrower and the Administrative Agent within one Business Day after any such setoff and application; provided that the failure to give notice shall not affect the validity of such setoff and application.
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SECTION 9.12.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 9.13.    Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
SECTION 9.14.    Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 9.14 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender.
SECTION 9.15.    USA PATRIOT Act. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the USA PATRIOT Act.
SECTION 9.16.    No Fiduciary Relationship. The Borrower, on behalf of itself and its Affiliates, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Lenders, the Issuing Banks and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders, the Issuing Banks or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The
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Administrative Agent, the Lenders, the Issuing Banks and their Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent, the Lenders, the Issuing Banks or their Affiliates has any obligation to disclose any of such interests to the Borrower or any of its Affiliates. To the fullest extent permitted by law, the Borrower hereby agrees not to assert, or permit any of its Affiliates to assert, any claims against the Administrative Agent, the Lenders, the Issuing Banks and their Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
SECTION 9.17.    Confidentiality. Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) upon the request or demand of any regulatory authority (including any self-regulatory authority) having jurisdiction over the Administrative Agent, such Issuing Bank or such Lender, as applicable, or its Affiliates (in which case such Person shall, except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority (or any request by any governmental bank regulatory authority), (i) promptly notify the Borrower in advance of such disclosure, to the extent practicable and permitted by law, and (ii) so furnish only that portion of such information which the applicable Person is legally required to disclose), (c) to the extent required by any legal, judicial, administrative proceeding or other process or otherwise as required by applicable law or regulations (in which case the Administrative Agent, such Issuing Bank or such Lender, as applicable, shall (i) promptly notify the Borrower in advance of such disclosure, to the extent practicable and permitted by law, and (ii) so furnish only that portion of such information which the applicable Person is legally required to disclose), (d) to any other party to this Agreement, (e) to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Loans (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (f) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (g) subject to an agreement containing provisions no less restrictive than those of this Section 9.17, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty to any swap, securitization or derivative transaction relating to the Borrower and its obligations under this Agreement, (h) with the consent of the Borrower or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 9.17 or (ii) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower or any of its Affiliates. For the purposes of this Section 9.17, “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Affiliates or their business, other than any such information that is available to the
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Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries. Any Person required to maintain the confidentiality of Information as provided in this Section 9.17 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
SECTION 9.18.    Non-Public Information. Each Lender acknowledges that all information, including requests for waivers and amendments, furnished by the Borrower or the Administrative Agent pursuant to or in connection with, or in the course of administering, this Agreement will be syndicate-level information, which may contain MNPI. Each Lender represents to the Borrower and the Administrative Agent that (a) it has developed compliance procedures regarding the use of MNPI and that it will handle MNPI in accordance with such procedures and applicable law, including Federal, state and foreign securities laws, and (b) it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain MNPI in accordance with its compliance procedures and applicable law, including Federal, state and foreign securities laws.
SECTION 9.19.    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in this Agreement or in any related agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any Affected Financial Institution arising hereunder may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

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EXHIBIT A
Form of Assignment and Assumption
[See attached.]

[[5863897]]

EXHIBIT A
[FORM OF] ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor (as defined below) and the Assignee (as defined below). Capitalized terms used but not otherwise defined herein have the meanings specified in the Credit Agreement identified below (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (a) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below (including any Letters of Credit and Swingline Loans included in such facility) and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other rights of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.
1.    Assignor:    (the “Assignor”)
2.    Assignee:    (the “Assignee”)
[and is a Lender/an Affiliate/an Approved Fund of [identify Lender]3]
3.    Borrower: Marathon Oil Corporation (the “Borrower”)
4.    Administrative Agent:     JPMorgan Chase Bank, N.A. (the “Administrative Agent”)
3    Select as applicable.
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5.    Credit Agreement: Amended and Restated Credit Agreement dated as of May 28, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), among the Borrower, the Lenders party thereto and the Administrative Agent
6.    Assigned Interest:4

Facility Assigned	Aggregate Amount of Commitments/ Revolving Loans for all Lenders	Amount of Commitments/ Revolving Loans Assigned	Percentage Assigned of Commitments/ Revolving Loans of all Lenders[5]
Revolving Facility	$	$	%

Effective Date:                                , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR].
The Assignee, if not already a Lender, agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain MNPI) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable law, including Federal, state and foreign securities laws.
4     Must comply with the minimum assignment amounts set forth in Section 9.06(b) of the Credit Agreement, to the extent such minimum assignment amounts are applicable.
5    Set forth, to at least nine decimals, as a percentage of the Commitment/Revolving Loans of all Lenders.
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The terms set forth in this Assignment and Assumption are hereby agreed to:

[NAME OF ASSIGNOR], as Assignor,
by

Name:
Title:

[NAME OF ASSIGNEE], as Assignee,
by

Name:
Title:

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[Consented to and]6 Accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent,
by

Name:
Title:
Consented to:

JPMORGAN CHASE BANK, N.A., as Swingline Lender,
by

Name:
Title:
Consented to:

JPMORGAN CHASE BANK, N.A., as an Issuing Bank,
by

Name:
Title:

[NAME OF ISSUING BANK]
by

Name:
Title:
6 To be included only if the consent of the Administrative Agent is required pursuant to the terms of Section 9.06(b) of the Credit Agreement.
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[Consented to:]7

[MARATHON OIL CORPORATION
by

Name:
Title:]

7    To be included only if the consent of the Borrower is required pursuant to the terms of Section 9.06(b) of the Credit Agreement.
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STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1. Representations and Warranties.
1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, representations or warranties made in or in connection with the Credit Agreement, other than representations and warranties made by it herein, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, (iii) the financial condition of the Borrower, (iv) any requirements under applicable law for the Assignee to become a Lender under the Credit Agreement or to charge interest at the rate set forth therein from time to time or (v) the performance or observance by the Borrower of any of its obligations under the Credit Agreement.
1.2. Assignee. The Assignee (a) represents and warrants that (i) it is an Eligible Assignee, (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (iii) it satisfies the requirements, if any, specified in the Credit Agreement and under applicable law that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iv) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (v) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (vi) it has received and/or has had the opportunity to review a copy of the Credit Agreement to the extent it has in its sole discretion deemed necessary, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof (or, prior to the delivery of any such financial statements, the financial statements referred to in Section 4.04(a) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, independently and without reliance on the Assignor, the Administrative Agent, any Arranger, any Lender or any of their respective Related Parties, and (vii) if it is a Non-U.S. Lender, attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 8.05 of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Assignor, the Administrative Agent, any Arranger, any Lender or any of their respective Related Parties and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (ii) it hereby appoints and authorizes the Administrative Agent to take such action and to exercise such powers under the Credit
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Agreement as are delegated to the Administrative Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto, and (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date.
3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Assignment and Assumption shall be deemed to include Electronic Signatures and deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. This Assignment and Assumption and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

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COMMITMENT SCHEDULE

Lender	Commitment
JPMorgan Chase Bank, N.A.	$185,000,000
Mizuho Bank, Ltd.	$185,000,000
Morgan Stanley Bank, N.A.	$185,000,000
Royal Bank of Canada	$185,000,000
Sumitomo Mitsui Banking Corporation	$185,000,000
The Bank of Nova Scotia, Houston Branch	$185,000,000
The Toronto-Dominion Bank, New York Branch	$185,000,000
Canadian Imperial Bank of Commerce, New York Branch	$127,750,000
Citibank, N.A.	$127,750,000
Goldman Sachs Bank USA	$127,750,000
MUFG Bank, LTD.	$127,750,000
PNC Bank, National Association	$127,750,000
Truist Bank	$127,750,000
U.S. Bank National Association	$127,750,000
Wells Fargo Bank, N.A.	$127,750,000
Fifth Third Bank, National Association	$61,000,000
Standard Chartered Bank	$61,000,000
The Bank of New York Mellon	$61,000,000
Total	$2,500,000,000
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PRICING SCHEDULE
[See attached.]

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PRICING SCHEDULE

Each of “Commitment Fee Rate”, “Term SOFR / Daily Simple SOFR Margin” and “Base Rate Margin” means, for any day, the rate per annum set forth in the table below (expressed in basis points per annum) in the column under such term and in the row corresponding to the Pricing Level applicable on such day:

	Applicable Ratings (Moody’s/S&P)	Commitment Fee	Term SOFR / Daily Simple SOFR Margin	Base Rate Margin
Pricing Level 1	A2/A or higher	8.0	100.0	0.0
Pricing Level 2	A3/A-	10.0	112.5	12.5
Pricing Level 3	Baa1/BBB+	12.5	125.0	25.0
Pricing Level 4	Baa2/BBB	17.5	137.5	37.5
Pricing Level 5	Baa3/BBB-	20.0	150.0	50.0
Pricing Level 6	Ba1/BB+ or lower	25.0	175.0	75.0

The applicable Pricing Level will be based on the Applicable Ratings (as defined below) from Moody’s and S&P. For purposes of the foregoing, (a) if either Moody’s or S&P shall not have in effect an Applicable Rating (other than by reason of the circumstances referred to in the next succeeding paragraph), then the applicable Pricing Level will be based on the single available Applicable Rating, (b) if the Applicable Ratings established by Moody’s and S&P shall fall within different levels, the applicable Pricing Level shall be based on the higher of the two Applicable Ratings unless one of the two ratings is two or more levels lower than the other, in which case the applicable Pricing Level shall be determined by reference to the level one rating lower than the higher of the two Applicable Ratings, and (c) if the Applicable Ratings established by Moody’s and S&P shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change shall have been furnished by the Borrower to the Administrative Agent and the Lenders. Each change in the applicable Pricing Level resulting from a change in the Applicable Ratings shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.
If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Commitment Fee Rate, the Term SOFR / Daily Simple SOFR Margin and the Base Rate Margin shall be determined by
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PRICING SCHEDULE

reference to the rating most recently in effect from such rating agency prior to such change or cessation.
For any day when no Applicable Rating is in effect, other than as a result of circumstances referred to in the immediately preceding paragraph (as to which the provisions of such paragraph shall apply), the Commitment Fee Rate, the Term SOFR / Daily Simple Margin and the Base Rate Margin shall be the rates set forth opposite Pricing Level 6.
“Applicable Rating” means, for each of Moody’s and S&P, (a) the rating assigned by such rating agency to the Borrower’s senior, unsecured long-term indebtedness for borrowed money that is not subject to any credit enhancement, or (b) if such rating agency shall not have in effect a rating referred to in the preceding clause (a), then the rating assigned by such rating agency to the Loans, or (c) if such rating agency shall not have in effect a rating referred to in either of the preceding clause (a) or (b), the “company” or “corporate credit” rating assigned by such rating agency to the Borrower.

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